As filed with the Securities and Exchange Commission on [_________, 2000]

                                     Investment Company Act File No. 811-[_____]

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       [ ]                     Amendment No. _____


                              ---------------------


                      EXCELSIOR HEDGE FUND OF FUNDS I, LLC
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)


                                U.S. Trust Center
                              301 North Elm Street
                        Greensboro, North Carolina 274011
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (336) 273-8544


                              ---------------------


                            c/o STEVEN C. HASSENFELT
                      Chairman and Chief Executive Officer
                             NCT Opportunities, Inc.
                                U.S. Trust Center
                              301 North Elm Street
                        Greensboro, North Carolina 274011
                     ---------------------------------------
                     (Name and address of agent for service)


                                    COPY TO:

                            KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

--------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, interests in Registrant.

================================================================================

                 PART A -- INFORMATION REQUIRED IN A PROSPECTUS

     PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


         The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Confidential Memorandum which follows.

                                                   Copy Number: ________________



                        --------------------------------

                      EXCELSIOR HEDGE FUND OF FUNDS I, LLC

                        --------------------------------

                             CONFIDENTIAL MEMORANDUM
                                   AUGUST 2000

                        --------------------------------

                             NCT OPPORTUNITIES, INC.
                               INVESTMENT ADVISER

                        --------------------------------


                                U.S. TRUST CENTER
                              301 NORTH ELM STREET
                        GREENSBORO, NORTH CAROLINA 27401

                                 (336) 273-8544

In making an investment decision, investors must rely upon their own examination of Excelsior Hedge Fund of Funds I, LLC and the terms of the offering, including the merits and risks involved. The limited liability company interests ("Interests") of Excelsior Hedge Fund of Funds I, LLC have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this confidential memorandum or the merits of an investment in the Interests offered hereby. Any representation to the contrary is a criminal offense.

                                TO ALL INVESTORS

     Interests are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Interests are not deposits or other obligations of, and are not guaranteed by, U.S. Trust Corporation; U.S. Trust Company; U.S. Trust Company, N.A.; United States Trust Company of New York; U.S. Trust Company of Texas, N.A.; U.S. Trust Company of New Jersey; U.S. Trust Company of Florida, Savings Bank; U.S. Trust Company of North Carolina; U.S. Trust Company of Delaware; their affiliates or any bank. Interests are subject to investment risks, including the possible loss of the full amount invested.

     Interests in Excelsior Hedge Fund of Funds I, LLC which are described in this confidential memorandum have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state. The offering contemplated by this confidential memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws.

     This confidential memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of interests in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning Excelsior Hedge Fund of Funds I, LLC that are inconsistent with those contained in this confidential memorandum. Prospective investors should not rely on any information not contained in this confidential memorandum or the exhibits hereto.

     This confidential memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the interests described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

     Prospective investors should not construe the contents of this confidential memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in Excelsior Hedge Fund of Funds I, LLC for such investor.

     These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement of Excelsior Hedge Fund of Funds I, LLC, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for up to two (2) years from the date that a repurchase request has been made by an investor.

                           FOR GEORGIA RESIDENTS ONLY

     These securities have been issued or sold in reliance on paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

                                                                           Page

Summary of Terms..............................................................1
The Company..................................................................16
Use of Proceeds..............................................................16
Structure....................................................................16
Investment Program...........................................................17
Types of Investments and Related Risk Factors................................25
Additional Risk Factors......................................................40
Board of Managers............................................................42
The Advisor and U.S. Trust Corporation.......................................45
Investment Advisory Agreement................................................47
Voting.......................................................................47
Conflicts of Interest........................................................48
Brokerage....................................................................52
Fees and Expenses............................................................53
Administrator................................................................55
Consultants..................................................................55
Capital Accounts and Allocations.............................................56
Subscriptions for Interests..................................................60
Redemptions, Repurchases of Interests and Transfers..........................61
Tax Aspects..................................................................66
ERISA Considerations.........................................................80
Additional Information and Summary of Limited Liability Company Agreement....82
Appendix A - Limited Liability Company Agreement.............................87








--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

     The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Limited Liability Company Agreement of Excelsior Hedge Fund of Funds I, LLC (the "Company Agreement"), each of which should be read carefully and retained by any prospective investor.

THE COMPANY              Excelsior Hedge Fund of Funds I, LLC (the "Company") is
                         a newly formed Delaware limited liability company which is registered under the Investment Company Act of 1940
                         (the "1940 Act") as a closed-end, non-diversified, management investment company.

                         The Company is a specialized investment vehicle that may be referred to as a "registered private investment fund." It is similar to an unregistered private investment fund in that limited liability company interests in the Company ("Interests") will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be restricted as to transfer. (See "Summary of Terms--Eligibility.") Unlike a private investment fund but like other registered investment companies, however, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

INVESTMENT PROGRAM       The Company Seeks capital appreciation. It pursues this
                         objective principally through a multi-manager multi-strategy program of investment in a diverse group of investment funds that primarily invest or trade in a wide range of equity and debt securities.

                         The Company intends to allocate its assets among investment managers (the "Investment Managers") that utilize a variety of investment strategies, with the objective of significantly lowering the risk (volatility) of investing with any single Investment Manager.

                         Investment Managers will be selected by NCT
                         Opportunities, Inc. (the "Advisor"), an indirect wholly-owned subsidiary of U.S. Trust Corporation ("U.S. Trust"), based on their experience or expertise in a particular investment strategy or investment strategies. Stephen C. Hassenfelt, the Chairman and Chief Executive Officer of the Advisor, will be primarily responsible for the day-to-day management of the Company's

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         portfolio, subject to such policies as may be adopted by the board of managers of the Company (the "Board of Managers"). Investment Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of the Investment Manager's risk management discipline; the structure of the Investment Manager's portfolio and the types of securities or other instruments held; its fee structure; on-site interviews of the Investment Manager's personnel; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program it pursues. The Advisor has entered into agreements with Praesideo Asset Management, Inc. ("Praesideo") and CTC Consulting, Inc. ("CTC"), companies that specialize in assisting institutional and private clients in identifying and evaluating private investment funds. Pursuant to these agreements, Praesideo and CTC will each provide the Advisor with investment research, analytical data and due diligence services, which the Advisor intends to use in evaluating prospective Investment Managers being considered by the Advisor and in monitoring the strategies and investment performance of Investment Managers. Praesideo and CTC do not make recommendations as to the selection of Investment Funds for investment by the Company. The determinations of the Investment Funds in which the Company invests are made solely by the Advisor. CTC is a wholly-owned subsidiary of U.S. Trust. Fees payable to Praesideo and CTC are paid by the Advisor and are not borne by the Company.

                         The Investment Managers selected by the Advisor generally conduct their investment programs through unregistered investment funds, which have investors other than the Company, and in other registered investment companies (collectively, "Investment Funds"). The Company currently intends to invest its assets primarily in Investment Funds. However, it also may invest a portion of its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Company's assets, separate Investment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                         Funds, which would be managed by one or more of the Investment Managers, may be created by the Company. Generally, with respect to any such Investment Fund, an Investment Manager will serve as general partner and the Company will be the sole limited partner. (Investment Managers for which such an Investment Fund is formed and Investment Managers who manage assets directly for the Company on a managed account basis are collectively referred to as "Subadvisors".)

                         The Company's investment in any other Investment Fund (other than one organized by the Company) will be limited to less than 5% of that Investment Fund's voting securities. However, to enable the Company to invest more of its assets in existing Investment Funds deemed attractive by the Advisor, the Company may purchase non-voting securities of Investment Funds that are not advised by a Subadvisor. The Company may invest a majority of its assets in non-voting securities of Investment Funds. When acquiring the non-voting securities of an Investment Fund not managed by a Subadvisor, the Company will limit its investment to less than 25% of such Investment Fund's outstanding equity. Investments in equity securities made by an Investment Fund or managed account managed by a Subadvisor will be subject to similar limits on the percentage of voting and non-voting securities that may be acquired. (SEE "Additional Risk Factors--Special Risks of Multi-Manager Structure" and "Types of Investments and Related Risk Factors-Investment Policies and Restrictions".)

                         The Advisor will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance is satisfactory. In conducting this review, the Advisor will consider information regarding the Investment Manager that is provided by Praesideo and CTC. The Company's assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected, subject to the condition that retention of a Subadvisor will require approval of the Board of Managers and of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act. (See "Summary of Terms--Management.")

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Company may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Investment Managers will primarily invest and trade in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In addition, the Investment Managers may sell securities short and use a wide range of other investment techniques. The Investment Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                         The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Confidential Memorandum. The use of these techniques may be an integral part of an Investment Manager's investment program, and may involve certain risks. The Investment Managers may use leverage, which also entails risk. (See "Types of Investments and Related Risk Factors.") For purposes of the Company's investment restrictions and certain investment limitations under the 1940 Act, the Company will "look through" to the underlying investments of any Investment Funds it creates to facilitate management of the Company's assets by a Subadvisor. However, other Investment Funds in which the Company invests are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

                         The Company may invest temporarily in money market instruments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

--------------------------------------------------------------------------------
                                      -4-

--------------------------------------------------------------------------------

POTENTIAL BENEFITS OF
INVESTING IN THE
COMPANY An investment in the Company will enable investors to invest with a group of Investment Managers whose services generally are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Company also will enable investors to invest with a cross-section of Investment Managers without being subject to the high minimum investment requirements that Investment Managers typically would impose on investors.

                         In addition to the potential benefits associated with the Investment Managers' individual investment strategies, the Company will offer the potential benefit of diversification by allocating its assets among a carefully selected group of Investment Managers. The Advisor expects that by allocating the Company's assets for investment by multiple Investment Managers, the Company may reduce the volatility inherent in a direct investment with any single Investment Manager.

ALLOCATION OF PROFIT
AND LOSS The net profits or net losses of the Company (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of members of the Company ("Members") at the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. (SEE "Capital Accounts and Allocations - Allocation of Net Profits and Net Losses.")

ADMINISTRATOR            The Company has retained J.D. Clark & Co. (the
                         "Administrator") to provide accounting and certain administrative services to the Company. Fees payable to the Administrator for these services will be paid by the Company.

RISK FACTORS             The Company's investment program is speculative and
                         entails substantial risks. There can be no assurance that the Company's investment objective will be achieved. The Company's performance depends upon the performance of the Investment Managers, and the Advisor's ability to select, allocate and reallocate effectively the Company's assets among

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         them. Each Investment Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. (SEE "Types of Investments and Related Risk Factors.")

                         As a non-diversified investment company, there are no percentage limitations imposed by the 1940 Act on the portion of the Company's assets that may be invested in the securities of any one issuer. As a result, the Company's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                         Each Investment Manager generally will charge the Company an asset-based fee, and some or all of the Investment Managers will receive performance-based allocations. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance-based allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits.

                         The performance-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because a performance-based allocation will generally be calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

                         There are special tax risks associated with an investment in the Company. (SEE "Additional Risk Factors -- Distributions to Members and Payment of Tax Liability.")

                         The Company is a newly formed entity and has no operating history upon which investors can evaluate its performance. However, the personnel of the Advisor responsible for managing the Company's investment portfolio have substantial experience in managing investments and private investment funds, including NCT Opportunities Equity Partners Limited Partnership, a private investment fund that pursues an investment program that is substantially similar to that of the Company. In addition, as described above, the Company

--------------------------------------------------------------------------------
                         intends to invest primarily with Investment Managers that have established track records.

                         Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (SEE "Types of Investments and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.")

                         INVESTING IN A MULTI-MANAGER FUND, SUCH AS THE COMPANY, INVOLVES ADDITIONAL SPECIAL RISKS, INCLUDING THE
                         FOLLOWING:

                         The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Company, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although the Advisor will receive detailed information from each Investment Manager regarding its investment performance and investment strategy, the Advisor may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Advisor, which may involve risks under some market conditions that are not anticipated by the Advisor.

                         An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially higher than $250,000, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Company, an investor bears a pro rata portion of the asset-based fee and other expenses of the Company, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations other expenses borne by the Company as an investor in Investment Funds.

                         Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Company generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Company, and thus indirectly from investors, even if the Company's overall returns are negative.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Company could incur indirectly certain transaction costs without accomplishing any net investment result.

                         Because the Company may make additional investments in or withdrawals from the Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds, the Company from time to time may have to invest some of its assets temporarily in money market instruments.

                         To the extent the Company purchases non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Company's investment in the Investment Fund.

                         Investment Funds may be permitted to distribute securities in kind to investors, including the Company, which effect withdrawals of capital. Thus, upon the Company's withdrawal of all or a portion of its interest in an Investment Fund, the Company may receive securities that are illiquid or difficult to value. In such circumstances, the Advisor would seek to dispose of these securities in a manner that is in the best interests of the Company.

MANAGEMENT               The Board of Managers has overall responsibility for
                         the management and supervision of the operations of the Company. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Company. By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the initial Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are not "interested persons" (as defined by the 1940 Act) of the Company or the Adviser. (SEE "Board of Managers" and "Voting.")

THE ADVISOR              As noted above, NCT Opportunities, Inc., a North
                         Carolina corporation, serves as the investment adviser of the Company. Stephen C. Hassenfelt, the Chairman and
                         Chief Executive

--------------------------------------------------------------------------------
                                      -8-

--------------------------------------------------------------------------------

                         Officer of the Advisor, will be primarily responsible for the Company's day-to-day portfolio management and short-term cash management, subject to oversight by the Board of Managers.

                         The Advisor is a wholly-owned subsidiary of NCT Holdings, Inc. ("NCT"), a North Carolina corporation, which is a subsidiary of U.S. Trust. U.S. Trust, a subsidiary of The Charles Schwab Corporation ("Schwab"), is a bank holding company registered under Federal law and incorporated in New York. Through its subsidiaries, U.S. Trust provides investment management, fiduciary, financial planning and private banking services to affluent individuals, families and institutions nationwide. Headquartered in New York City, U.S. Trust and its subsidiaries have 26 offices in ten states and the District of Columbia. As of March 31, 2000, client assets under the management of U.S. Trust totaled more than $90 billion. Schwab, though its principal brokerage subsidiary, Charles Schwab & Co., Inc., is one of the nation's largest financial services firms, serving investors through the Web, over 360 branch offices, four regional customer telephone service centers and automated telephonic channels.

                         The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Advisor which is effective for an initial term expiring September 30, 2002, and may be continued in effect from year to year thereafter if the continuance is approved annually by the Board of Managers. The Board of Managers may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Advisor.

FEES AND EXPENSES        The Advisor will bear all of its own costs incurred in
                         providing investment advisory services to the company, including travel and other expenses related to the selection and monitoring of Investment Managers and fees paid to consultants (including Praesideo and CTC).
                         In addition, the Advisor will provide, or will arrange for provision at the Advisor's expense, certain management and administrative services to the Company, including, among other things: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. The Advisor will also pay or assume all ordinary operating

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         expenses of the Company other than the fee payable to the Advisor, investment related expenses and certain other expenses described below. The expenses to be assumed by the Advisor include offering expenses; expenses of meetings of the Board of Managers and Members (other than fees and travel expenses of Mangers); expenses related to qualifying potential investors, providing investor services to the Company, preparing communications and quarterly reports to Members and regulatory compliance; and organizational and registration expenses.

                         The expenses the Company will bear are: all investment related expenses (including, but not limited to, fees paid directly or indirectly to Investment Managers, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Company utilizes a Subadvisor, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Investment Funds managed by Subadvisors; any non-investment related interest expense; attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents; fees and disbursements of any attorneys and accountants engaged on behalf of the Company; expenses related to the annual audit of the Company; fees paid to the Company's administrator; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; the fee payable to the Advisor; fees and travel expenses of Managers; all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Advisor and any custodian or other agent engaged by the Company; and any extraordinary expenses as may be approved from time to time by the Board of Managers. (SEE "Fees and Expenses.")

                         In consideration of the advisory and other services provided by the Advisor to the Company, the Company will pay the Advisor a quarterly fee of 0.375% (1.50% on an annualized basis) of the Company's net assets (the "Management Fee"). The Management Fee will be an expense out of the Company's

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         assets, and will be reflected in each Member's capital account (including the capital accounts of the Advisor and its affiliates, if any) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. (SEE "Capital Accounts and Allocations.")

                         Fees payable to Praesideo and CTC are paid by the Advisor and are not borne by the Company.

CONFLICTS OF INTEREST    The investment activities of the Advisor, the
                         Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest which may disadvantage the Company. The Advisor, the Investment Managers and their
                         Investment Funds and affiliates may obtain brokerage, banking and other services from Schwab, U.S. Trust and their respective affiliates. In addition, the Advisor, Schwab, U.S. Trust, NCT and their respective affiliates are subject to regulation under the Bank Holding
                         Company Act of 1956, as amended (the "BHC Act") and to restrictions imposed by the Board of Governors of the Federal Reserve System on their transactions and relationships with the Company and these restrictions may affect the investments made by the Company. (SEE
                         "Conflicts of Interest.")

SUBSCRIPTION FOR
INTERESTS                The minimum initial investment in the Company is
                         $250,000 and the minimum additional investment in the Company is $25,000. The minimum initial and additional investments may be reduced by the Board of Managers.

                         The Board of Managers may accept initial and additional subscriptions for Interests as of the first day of each calendar quarter; PROVIDED, HOWEVER, that upon delivery to the Board of Managers of a letter from counsel to the Advisor that the banking laws do not prevent the Company from issuing Interests more often than quarterly, the Company may, in the discretion of the Board of Managers, offer Interests more frequently. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription plus the New Account Fee (described below), although the Board of Managers may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any

--------------------------------------------------------------------------------
                                      -11-

--------------------------------------------------------------------------------

                         subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

                         Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

                         Upon admission to the Company, each Member will pay to the Advisor a special one-time fee to offset the Advisor's administrative costs of establishing accounts for investors and reviewing subscription applications and organizational costs (the "New Account Fee") in the amount of $5,000. The Advisor may, in its sole discretion, waive all or a portion of the New Account Fee charged to any Member that has established multiple related accounts.

ELIGIBILITY              Each prospective investor will be required to certify
                         that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities Act of 1933 and that the investor has a net worth at the time of subscription of more than $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement that must be completed by each prospective investor.

INITIAL CLOSING DATE     The initial closing date for subscriptions for
                         Interests is September 30, 2000. However, the Company, in its sole discretion, may postpone the initial closing date for up to 90 days. The Company will commence operations following the initial closing.

TRANSFER RESTRICTIONS    Interests held by Members may be transferred only (i)
                         by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or
                         (ii) under certain limited circumstances, with the written consent of the Board of

--------------------------------------------------------------------------------
                                      -12-

--------------------------------------------------------------------------------

                         Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers generally may not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (E.G., certain transfers to affiliates, gifts and contributions to family entities), (y) to members of the transferring Member's immediate family (siblings, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Company consults with counsel to the Company and such counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board of Managers, which may be withheld in its sole discretion. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer. (SEE "Redemptions, Repurchases of Interests and Transfers - Transfers of Interests.")

WITHDRAWALS AND
REPURCHASES OF
INTERESTS BY THE
COMPANY No Member will have the right to require the Company to re-deem its Interest. The Company may from time to time offer to repurchase Interests pursuant to written tenders by Members. Repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Advisor. The Advisor expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members on June 30, 2001. Thereafter, the Advisor expects that generally it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members twice each year, effective June 30 and December 31. The Board of Managers will also consider the following factors, among others, in making this determination:
                         (i) whether any Members have requested to tender Interests or portions thereof to the Company; (ii) the liquidity of the

--------------------------------------------------------------------------------
                                      -13-

--------------------------------------------------------------------------------

                         Company's assets; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing Interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof. (SEE "Redemptions, Repurchases of Interests and Transfers - No Right of Redemption" and "- Repurchases of Interests.")

                         The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Company, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years of the date of the repurchase request.

SUMMARY OF TAXATION      The Company intends to operate as a partnership and not
                         as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes. Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Company's taxable income or loss.

                         If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (See "Tax Aspects.")

ERISA PLANS AND OTHER
TAX-EXEMPT ENTITIES      Investors subject to the Employee Retirement Income
                         Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities (each, a "tax-exempt" entity) may purchase Interests in the Company. The Investment
                         Managers may utilize leverage in connection with their trading activities. Therefore, a tax-exempt entity that is a Member may incur income tax liability with respect to its share of the net profits from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income." The
                         Company will provide to tax-exempt entities that are Members such accounting information as is available to the Company to assist the Members in reporting
                         "unrelated business taxable income" for income tax purposes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Investment in the Company by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum. (SEE "ERISA Considerations.")

TERM The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

REPORTS TO MEMBERS       The Company will furnish to Members as soon as
                         practicable after the end of each taxable year such information as is necessary for them to complete
                         Federal and state income tax or information returns, along with any other tax information required by law.
                         However, an Investment Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which might require
                         Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report. (See "Additional Risk
                         Factors-- Special Risks of Multi-Manager Structure.")
                         The Company anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
                         Members also will be sent quarterly reports regarding the Company's operations during each quarter. Any
                         Member may request from the Advisor an estimate, based on unaudited data, of the net asset value of the Company as of the end of any calendar month.

FISCAL YEAR              For accounting purposes, the Company's fiscal year is
                         the 12-month period ending on March 31. The first fiscal year of the Company will commence on the initial closing date and will end on March 31, 2001. The
                         12-month period ending December 31 of each year will be the taxable year of the Company.






--------------------------------------------------------------------------------

                                   THE COMPANY

     Excelsior Hedge Fund of Funds I, LLC (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified, management investment company. The Company was organized as a limited liability company under the laws of Delaware on July 6, 2000 and has no operating history. The Company's principal office is located at U.S. Trust Center, 301 North Elm Street, Greensboro, North Carolina 27401, and its telephone number is (336) 273-8544. Investment advisory services are provided to the Company by NCT Opportunities, Inc. (the "Advisor"), a North Carolina corporation, pursuant to an investment advisory agreement. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve on the Board of Managers of the Company (the "Board of Managers"). (SEE "Board of Managers.") Investors who acquire interests in the Company ("Interests") in the offering being made hereby, will become members of the Company ("Members").

                                 USE OF PROCEEDS

     The proceeds from the sale of Interests (not including the amount of the fee paid to the Advisor upon admission to the Company (the "New Account Fee") (SEE "Fees and Expenses.")), net of the Company's fees and expenses, will be invested by the Company to pursue its investment program and objectives as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Company.

                                    STRUCTURE

     The Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

     The Company is similar to private investment funds in that the investment portfolios of the investment funds in which the Company invests may be actively managed and Interests will be sold in large minimum denominations ($250,000) in private placements solely to high net worth individual and institutional investors. In addition, the managers of the investment funds in which the Company invests are typically entitled to receive performance-based compensation. Like other closed-end investment companies, however, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program. Accordingly the structure of the Company is designed to permit a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Company seeks capital appreciation. It pursues this objective principally through a multi-manager multi-strategy program of investment in a diverse group of investment funds that primarily invest or trade in a wide range of equity and debt securities. The Company intends to allocate its assets among investment managers ("Investment Managers") that utilize a variety of investment strategies, with the objective of significantly lowering the risk (volatility) of investing with any single Investment Manager.

INVESTMENT STRATEGY

     Investment Managers will be selected by the Advisor based on their experience or expertise in a particular investment strategy or investment strategies. The Investment Managers selected by the Advisor generally conduct their investment programs through unregistered investment funds, which have investors other than the Company, and in other registered investment companies (collectively, "Investment Funds").

     Certain Investment Managers have shown a consistent ability to achieve above-average results within their particular investment strategies and investment styles. However, history shows that no one particular investment strategy or investment style produces consistent or above-average total return results, either on an absolute or relative basis, over all phases of a market cycle. For example, there are periods of time when fixed-income securities outperform equities and vice versa. There are also periods of time when equities with particular characteristics outperform other types of equities. Although these cycles tend to repeat themselves, they do so with no regularity. While a particular investment strategy or investment style within an investment strategy may not achieve above-average performance over any given period within a cycle, the blending of investment strategies and investment styles within those strategies can be used to seek more consistent returns with a reduction of risk and volatility.

     Consistent with these concepts, the assets of the Company will be allocated to a diverse group of Investment Managers that use a variety of investment strategies and styles and that have demonstrated the ability to achieve superior investment results as compared to others using the same strategy or style. This investment allocation strategy is intended to permit the Company to achieve more consistent investment returns, with significantly lower risk, than could be achieved by investing in any one investment strategy or with any one Investment Manager.

     The Advisor is responsible for the allocation of assets to various Investment Funds, subject to such policies as may be adopted by the Board of Managers. It is also responsible for the selection of Investment Managers for which separate Investment Funds are formed and who manage assets directly for the Company on a managed account basis, subject to the approval of the Board of Managers and, to the extent required by the 1940 Act, by investors in the Company. (Investment Managers for which such an Investment Fund is formed and Investment Managers who manage assets directly for the Company on a managed account basis are collectively referred to as "Subadvisors.") Stephen C. Hassenfelt, the Chairman and Chief Executive Officer of the Advisor, will be primarily responsible for the day-to-day management of the Company's portfolio, subject to such policies as may be adopted by the Board of Managers. Other than for the selection and management of money market instruments and money market funds for the investment of the Company's uninvested cash, the Advisor will generally not directly manage any of the Company's assets.

     Investment Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of the Investment Manager's risk management discipline; the structure of the Investment Manager's portfolio and the types of securities or other instruments held; its fee structure; on-site interviews of the Investment Manager's personnel; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program it pursues. The Advisor has entered into agreements with Praesideo Asset Management, Inc. ("Praesideo") and CTC Consulting, Inc. ("CTC"), pursuant to which Praesideo and CTC will each provide the Advisor with investment research, analytical data and due diligence services, which the Advisor intends to use in evaluating prospective Investment Managers being considered by the Advisor and in monitoring the strategies and investment performance of Investment Managers. Praesideo and CTC do not make recommendations as to the selection of Investment Funds for investment by the Company. The determinations of the Investment Funds in which the Company invests are made solely by the Advisor. Fees payable to Praesideo and CTC are paid by the Advisor and are not borne by the Company.

     Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Company may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Investment Managers will primarily invest and trade in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In addition, the Investment Managers may sell securities short and use a wide range of other investment techniques. The Investment Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

     The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Confidential Memorandum. The use of these techniques may be an integral part of the investment program of an Investment Manager, and may involve certain risks. The Investment Managers may use leverage, which also entails risk. (See "Types of Investments and Related Risk Factors.") For purposes of the Company's investment restrictions and certain investment limitations under the 1940 Act, the Company will "look through" to the underlying investments of any Investment Funds it creates to facilitate management of the Company's assets by a Subadvisor. However, other Investment Funds in which the Company invests are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

     The Company may invest temporarily in money market instruments and money market funds pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

     Investment Managers have complete discretion to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents. They may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. In circumstances deemed appropriate by an Investment Manager, an Investment Fund may: (i) make substantial investments in bonds or other fixed income securities of the United States Government and of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers; (ii) make substantial hedged investments in bonds or other fixed-income securities of the United States Government and of domestic and foreign issuers or make hedged investments in stocks or other equity securities of domestic and foreign issuers; (iii) engage in hedging in related equity, convertible and interest rate securities; (iv) engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy; (v) invest in instruments of failing companies or companies already in bankruptcy; (vi) engage in strategic block investing, leveraged buy outs and acquisitions; (vii) utilize short sales and leverage, repurchase agreements and options; (viii) invest with asset allocators who utilize a variety of the strategies delineated above; and (ix) effect transactions in commodities and futures contracts (and, when available, options thereon).

     The strategies employed by the Investment Managers on behalf of their respective Investment Funds and the types of Investment Funds in which the Company may invest may include, but are not limited to those described below. The Advisor will concentrate primarily on Hedged Equity Funds and Arbitrage/Distressed Funds for Company investments.

1. HEDGED EQUITY FUNDS - Funds where the managers construct portfolios consisting of long and short equity positions, with leverage commonly employed. The manager's stock picking ability, on both the long and the short side, is key to the success of these funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position and equity index options may be used as a portfolio hedge. This classification is very broad, including the primary categories described below. These types of funds may range from:

     o Conservative funds that seek to mitigate market risk by maintaining market exposure from zero to 100%; to

     o Classic hedge funds (or "Jones style") maintaining market exposure within a fairly narrow band (e.g., between 30% net short and 30% net long); to

     o More aggressive funds that may magnify market risk by consistently exceeding 100% exposure (net) and, in some instances, maintaining a net short exposure.

     Certain of these funds may invest a percentage of their assets outside the U.S. or may concentrate their investments in a particular region or sector, or in companies of a specific market capitalization size. Managers may lean toward or utilize exclusively a growth or value orientation, while others may employ a combination of growth and value orientation in selecting securities

     The hedged equity categories, as defined by and used by the Advisor in constructing the Company's portfolio of Investment Funds, are as follows:

     o HEDGED LONG/SHORT - Funds that seek to profit by exploiting pricing inefficiencies between related equities by combining long and short positions to neutralize market exposure. Typically, this strategy is based on methods for selecting and ranking specific stocks with equal dollar amounts or equal market beta correlations allocated to the long and short sides of the portfolio. The strictest adherents to this strategy seek to neutralize, as many risks as possible, by holding offsetting equal allocations by sector, geography and capitalization size. For example, long positions in the stocks of the strongest companies in several industries are "neutralized" by taking corresponding short positions in the stocks of those companies showing signs of weakness in the same industries.

     o OPPORTUNISTIC LONG/SHORT EQUITY - Funds investing in a portfolio of long and short equity positions, with leverage commonly employed. Funds in this category include those with no regular sector bias, but may employ either style or capitalization bias. Managers of these funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures. In other words, there is more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often becomes an important element in these strategies. There is typically some degree of market timing involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

     o HEDGED SECTOR FUNDS - Funds investing in stocks of companies in one or two sectors of the economy, such as financial institutions, technology, healthcare, biotech, utilities or energy. The strategy implementation varies widely. These funds may invest long only, long and short, long-biased or vary net long and net short positioning based on current perceived opportunities. However, these funds are typically long-biased, capitalizing on the growth or expansion of the particular sector. Put options on sector indices may be used to mitigate the effect of a sector decline.

2. ARBITRAGE/DISTRESSED FUNDS - This category includes funds employing strategies that involve investing in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks. In addition, positions may be taken in related securities of different companies or in different securities of the same issuer for the purpose of arbitraging differences in share prices. Managers may allocate capital to more than one strategy, with certain managers maintaining a relatively fixed allocation to particular strategies, while others allow one or two strategies to opportunistically dominate the portfolio. These combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments. Noted below are certain strategies that may be employed by funds in this category.


     o MERGER ARBITRAGE - Sometimes called "Risk Arbitrage," involves fund managers that invest in event-driven situations such as leveraged buy-outs, mergers and hostile takeovers. Normally the stock of an acquisition target appreciates while the acquiring company's stock decreases in value. These strategies generate returns by purchasing stock of the company being acquired and, in stock for stock deals, selling short the stock of the acquiring company. Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock. These funds may hedge against market risk by purchasing S&P put options or put option spreads.

     o DISTRESSED INVESTMENT - These funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants and post-distressed equities. Leverage may be used by certain managers, but it is not typical in this strategy. In its most traditional form, managers invest only in secured debt high in the capital structure and only in late-stage situations. Other managers invest solely in post-distressed equities or in high-yield bonds. A third category, "opportunistic distressed," may hold very diversified portfolios of senior secured, subordinated debt, distressed sovereign debt, post-bankruptcy equity, trade claims and high yield bonds.

     o CONVERTIBLE ARBITRAGE - Managers who purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain managers may also seek to hedge interest rate exposure. Most managers employ some degree of leverage, ranging from zero to 5:1. The equity hedge ratio may range from 30% to 100%. As the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the credit rating of the unhedged bond. The funds can be run with a directional bias (the manager makes bets on the direction of the equity market) or as market neutral (the direction of the market does not have a major impact on returns).

     o RELATIVE VALUE ARBITRAGE - These funds seek to take advantage of relative pricing discrepancies between instruments including equities, debt, options and futures. The managers of the funds may use mathematical, fundamental or technical analysis to determine unequal valuations. Securities may be mispriced relative to the underlying security, related securities, groups of securities or the overall market. Many funds use leverage and seek opportunities globally. Arbitrage strategies include dividend arbitrage, pairs trading, capital structure arbitrage, options arbitrage and yield curve trading. This category encompasses very highly leveraged strategies with aggressive return goals as well as conservative, low volatility varieties.

     o MULTI-STRATEGY ARBITRAGE - Funds where the manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

3. EQUITY NON-HEDGE FUNDS - Includes funds that are predominantly long equities, although they have the ability to hedge with short sales of stocks and stock index options. This strategy is commonly referred to as "stock-picking." Leverage may be used to enhance returns. Managers may implement a hedge in the portfolio when they believe market conditions warrant a defensive stance. These funds may also occasionally and opportunistically short individual stocks. The important distinction between equity non-hedge funds and equity hedge funds is that equity non-hedge funds do not maintain a constant hedge. An important sub-category is concentrated equity funds, which may hold as few as 5 to 10 positions at a time. Certain managers in this category become active investors in their portfolio companies.

4. MACRO HEDGE FUNDS - This category includes funds that typically make leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange currencies and physical commodities. Macro managers employ a "top-down" global approach and may invest in any market, using any instrument to participate in expected market movements. These movements may result from forecasted shifts in world economics, political fortunes or global supply and demand for resources, both physical and financial. Macro managers generally create their investment positions by investing in stocks, bonds, futures, options, swaps, currencies and over-the-counter derivatives.

5. MARKET TIMING FUNDS - Funds that allocate assets among investments by switching into investments that appear to be beginning an uptrend and switching out of investments that appear to be beginning a downtrend. This primarily consists of switching between stock indices and money markets. Typically, technical trend-following indicators are used to determine the direction of a fund and to identify buy and sell signals. In an up move "buy signal," money is transferred from a money market fund to an equity index in an attempt to capture a capital gain. In a down move "sell signal," the assets are moved back into the money market for safe keeping until the next up move. The goal is to avoid having market exposure during a market decline.

6. SHORT SELLING - Funds where the manager sells a security not owned by the seller. Short selling is a technique used to take advantage of an anticipated price decline. To effect a short sale, the seller borrows securities from a third party in order to make delivery to the purchaser. The seller returns the borrowed securities to the lender by purchasing the securities in the open market. If the seller can buy that stock back at a lower price, a profit results. If the price rises, however, a loss results. A short seller must generally pledge other securities or cash with the lender in an amount equal to the market price of the borrowed securities. This deposit may be increased or decreased in response to changes in the market price of the borrowed securities.

7. INTERNATIONAL AND GLOBAL FUNDS - This category includes funds employing strategies with a country or region of emphasis. Although this category excludes the macro-style hedge funds, many of these funds do, in fact, make macro bets of one sort or another; the difference is that they tend to be built primarily from the bottom up rather than the top down. These funds may be oriented toward growth or value criteria or capitalization size.

8. FIXED INCOME ARBITRAGE - This is a hedging strategy that seeks profit by exploiting pricing inefficiencies between related fixed income securities while neutralizing exposure to interest rate risk. Fixed income arbitrage is a generic description of a variety of strategies involving investment in fixed income instruments with the strategies employed in an attempt to eliminate or reduce exposure to changes in the yield curve. Managers attempt to exploit relative mispricings between related sets of fixed income securities. The generic types of fixed income hedging trades include: yield-curve arbitrage, corporate versus Treasury yield spreads, municipal bond versus Treasury yield spreads and cash versus futures.

     Each of the above described activities entails risk. (SEE "Types of Investments and Related Risk Factors--Leverage," "--Short Sales" and "--Special Investment Instruments and Techniques.")

     As noted above, the Investment Managers with which the Company invests may use leverage. In addition, the Company may borrow funds on a secured or unsecured basis, primarily to provide liquidity as further described below.

     The Company currently intends to invest its assets primarily in Investment Funds. Under normal market conditions, the Company will invest at least 65% of its total assets in Investment Funds. However, it also may invest a portion of its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Company's assets, separate Investment Funds, which would be managed by one or more

Subadvisors, may be created by the Company. Generally, with respect to any such Investment Fund, the Subadvisor will serve as general partner and the Company will be the sole limited partner.

     The Company's investment in any Investment Fund (other than one organized by the Company) will be limited to less than 5% of that Investment Fund's voting securities. However, to enable the Company to invest more of its assets in existing Investment Funds deemed attractive by the Advisor, the Company may purchase non-voting securities of Investment Funds that are not advised by a Subadvisor. The Company may invest a majority of its assets in non-voting securities of Investment Funds. When acquiring the non-voting securities of an Investment Fund not managed by a Subadvisor, the Company will limit its investment to less than 25% of such Investment Fund's outstanding equity. Investments in equity securities made by an Investment Fund managed by a Subadvisor or a managed account that is managed by a Subadvisor will be subject to similar limits on the percentage of voting and non-voting securities of any issuer that may be acquired. (SEE "Additional Risk Factors--Special Risks of Multi-Manager Structure.")

     The Advisor will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance is satisfactory. In conducting this review, the Advisor will consider information regarding the Investment Manager that is provided by Praesideo and CTC. The Company's assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected, subject to the condition that retention of a Subadvisor will require approval of a the Board of Managers and of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act.

     Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, the Company also may invest in these instruments. (SEE "Types of Investments and Related Risk Factors--Money Market Instruments.")

     The Company does not presently intend to invest in Investment Funds managed by the Advisor or any of its affiliates; however, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

     Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of Members. (SEE "Types of Investments and Related Risk Factors--Investment Restrictions.")

     THE COMPANY'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S OR THE INVESTMENT FUNDS' INVESTMENT

OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH INVESTMENT MANAGER'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE COMPANY. INVESTORS SHOULD CONSIDER THE COMPANY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

     This section discusses the types of investments generally made by the Investment Managers and the related risk factors with respect to such investments. The impact of a particular risk on an Investment Fund managed by an Investment Manager will, in turn, have a corresponding impact on the Company. For purposes of the Company's investment restrictions and certain investment limitations under the 1940 Act, the Company will look through the Investment Funds managed by the Subadvisors, if any, to their underlying securities.

     All securities investments risk the loss of capital. The value of the Company's total net assets should be expected to fluctuate based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager's use of leverage is likely to cause the value of the Investment Manager's portfolio to appreciate or depreciate at a greater rate than if leverage were not used.

EQUITY SECURITIES

     Investment Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depository receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Investment Managers may purchase securities in all available securities trading markets.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Investment Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Company.

BONDS AND OTHER FIXED-INCOME SECURITIES

     Investment Managers may invest in bonds and other fixed-income securities. Investment Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

     Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Advisor to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

     Investment Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Investment Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Investment Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

     An Investment Manager may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

     The Company is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Company's assets that may be invested in the securities of any one issuer. However, the Company generally will not invest more than 10% of the value of its total assets (measured at the time of purchase) in the securities of a single company or in a single Investment Fund. The Advisor believes that this approach helps to reduce overall investment risk.

LEVERAGE

     Some or all of the Investment Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Investment Funds that are not managed by a Subadvisor and, therefore, the Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

     In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic

                                      -29
instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

     Some or all of the Investment Managers may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, the Investment Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may "short" a security of a company if, in the Investment Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

     To effect a short sale, the Investment Manager will borrow a security from a brokerage firm to make delivery to the buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

     An Investment Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage which may also increase the volatility of an Investment Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

     The Investment Managers may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

     Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange. An Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

     Each Investment Manager may invest, for defensive purposes or otherwise, some or all of an Investment Fund's assets in high qualify fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Company also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

     The Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     The Investment Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Investment Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     DERIVATIVES. Some or all of the Investment Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund's performance.

     If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     OPTIONS AND FUTURES. The Investment Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Managers also may include options on baskets of specific securities.

     The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund's books or with the Investment Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes an Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

     An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Fund's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

     The use of Derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Investment Funds could cause the Company to be a commodity pool, which would require the Company to comply with certain rules of the CFTC. However, the Company intends to conduct its operations to avoid regulation as a commodity pool. In this regard, the Company's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Investment Funds and premiums paid for unexpired options with respect to such contracts, other than for BONA FIDE hedging purposes, may not exceed 5% of the liquidation value of the Company's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Company intends to monitor use of futures and related options by Investment Funds to help assure compliance with this limitation. If applicable CFTC rules change, such percentage limitations may change or different conditions may be applied to the Company's use of certain Derivatives.

     The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or an Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss to the Investment Funds which could adversely affect the value of the Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

     Successful use of futures also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Pursuant to regulations or published positions of the Securities and Exchange Commission (the "SEC"), a Subadvisor may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadvisor's ability otherwise to invest those assets.

     Some or all of the Investment Managers may purchase and sell stock index futures contracts for the Investment Funds. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Some or all of the Investment Managers may purchase and sell interest rate futures contracts for the Investment Funds. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     CALL AND PUT OPTIONS ON SECURITIES INDICES. Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Company may enter into swap agreements under which the Company may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Company may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. Until the Federal income tax treatment of derivatives on hedge funds is clarified, the Company will not invest in such derivatives.

LENDING PORTFOLIO SECURITIES

     Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadvisor may not exceed 33-1/3% of the value of an Investment Fund's total assets, and, in respect of such transactions, the Investment Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Some or all of the Investment Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Company and by an Investment Fund managed by a Subadvisor, will be subject to the Company's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an

Investment Manager on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Although it is anticipated that most Investment Funds will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Where registration is required to sell a security, the Company or an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company or an Investment Fund might obtain a less favorable price than prevailed when it decided to sell. For Investment Funds which are managed by a Subadvisor, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Company's interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Company may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Company were it to have to sell interests at an inopportune time.

INVESTMENT POLICIES AND RESTRICTIONS

     The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Company will aggregate its investments and transactions with those of each Investment Fund, if any, that is advised by a Subadvisor. The Company's fundamental investment restrictions are as follows:

     (1) The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry. (This restriction does not apply to the Company's investments in Investment Funds.)

     (2) The Company will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of "senior securities" representing indebtedness, and
          (b) the Company may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Interests.

     (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     (4) The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

     (5) The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

     (6) The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

     The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities.

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called,
(A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

     With respect to these investment restrictions, and other policies described in this Confidential Memorandum, the Company will not look through the Investment Funds not managed by Subadvisors to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     The Bank Holding Company Act of 1956, as amended (the "BHC Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. The parent company of the Advisor is NCT Holdings, Inc. ("NCT"), a wholly-owned subsidiary of U.S. Trust Corp.

("U.S. Trust"), which in turn is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Each of U.S. Trust, Schwab and their respective affiliates are subject to the BHC Act.

     In particular, U.S. Trust generally may not own or control, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or 25% or more of the outstanding equity (including subordinated debt) of certain issuers (the "Equity Limit"). Because U.S. Trust may be deemed to control the Company within the meaning of the BHC Act, the Company's holdings of securities will be aggregated with those of U.S. Trust and its subsidiaries for purposes of calculating the Equity Limit. Consequently, the Company generally will be unable to purchase equity securities that, when taken together with the equity securities of an issuer owned or controlled by U.S. Trust and its subsidiaries, would cause the Equity Limit to be exceeded. The Equity Limit will apply to investment by the Company in an Investment Fund not managed by a Subadvisor and, in the case of an Investment Fund or managed account managed by a Subadvisor, to the investments made by such Investment Fund or managed account. In addition, U.S. Trust and its subsidiaries generally will be precluded under the BHC Act from exerting a "controlling influence over the management or policies" of a company with business activities in the United States. Consequently, activities in relation to companies in which the Company may invest will need to be conducted so as not to result in a determination of "control" within the meaning of the BHC Act.

     The BHC Act authorizes a bank holding company, if it meets certain criteria, to become a financial holding company ("FHC"), which can engage through subsidiaries in a full range of banking, securities, merchant banking and insurance activities. Schwab became an FHC in May, 2000. As an FHC, Schwab may in the future elect to treat the Company as part of its merchant banking activities and may deliver a notice to such effect to the Board of Managers. If Schwab were to elect to treat the Company as part of its merchant banking activities, the Equity Limit would no longer apply and the Company would become subject to the provisions of the BHC Act governing merchant banking activities by affiliates of FHCs. In that event, it may be necessary to modify certain features of the Company's structure or to amend the organizational documents of the Company to comply with applicable regulations.

     The Federal Reserve and the U.S. Department of Treasury have issued an interim regulation governing the merchant banking activities of FHCs (the "Interim Regulation") that would become applicable to the Company if Schwab made the election to treat the Company as part of its merchant banking activities. The Interim Regulation would impose: limitations on the involvement of the Company and Schwab (and its subsidiaries and affiliates) in the routine management and operations of an Investment Fund; possible limitations on lending to and other transactions by the depository institution subsidiaries of Schwab (the "Banking Subsidiaries") with the Company and an Investment Fund; possible limitations on cross-marketing by the Banking Subsidiaries with the Company and an Investment Fund; and limitations on the duration of the Company's investment in an Investment Fund (as well as possible limitations on the duration of any investment by Schwab in the Company). Certain recordkeeping, reporting and risk management requirements (including diversification policies) mandated by the Interim Regulation also may become applicable to the Company. The regulators have solicited comments on the Interim Regulation and may issue an amended regulation that would, when issued, also be applicable to the Company.

     The Equity Limit would also no longer apply if U.S. Trust were no longer deemed to control the Company within the meaning of the BHC Act and the Company were operated so as to ensure the Company would not be viewed as controlled by U.S. Trust under the BHC Act.

     The Advisor does not expect that the restrictions currently imposed by the BHC Act will adversely impact the investment operations of the Company.

     The Advisor will not cause the Company to make loans to or receive loans from the Advisor or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company may effect brokerage transactions through affiliates of the Advisor, subject to compliance with the 1940 Act. (SEE "Conflicts Of Interest -- Schwab and U.S. Trust" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

     Each Investment Manager generally will receive performance-based allocations, expected to range from 15% to 25% of net profits. The performance-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LACK OF OPERATING HISTORY

     The Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. As discussed below, the personnel of the Advisor responsible for managing the Company's investment portfolio have substantial experience in managing investments and private investment funds, including NCT Opportunities Equity Partners Limited Partnership ("Equity Partners"), a private investment fund that utilizes an investment program similar to that of the Company. In addition, the Company intends to invest primarily with Investment Managers that have established track records and the Advisor will utilize the services of consultants with substantial experience in providing investment research, analytical data and due diligence services relating to investments in private investment funds. (SEE "The Advisor" and "Conflicts of Interest -- Participation in Investment Opportunities.")

LIQUIDITY RISKS

     Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years.

The Advisor expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members on June 30, 2001, and, thereafter, twice each year, effective at the end of June and December. (SEE "Redemptions, Repurchases of Interests and Transfers.")

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

     The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

     The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Company, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although the Advisor will receive detailed information from each Investment Manager regarding its investment performance and investment strategy, the Advisor may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Advisor, which may involve risks under some market conditions that are not anticipated by the Advisor.

     For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Investment Managers. An Investment Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report.

     An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Company, an investor bears a pro rata portion of the asset-based fee and other expenses of the Company, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations other expenses borne by the Company as an investor in Investment Funds.

     Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Company generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Company, and thus indirectly from investors, even if the Company's overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one

Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Company could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     Since the Company may make additional investments in or withdrawals from Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds, the Company from time to time may have to invest some of its assets temporarily in money market securities or, subject to the limitations of the 1940 Act, money market funds.

     To the extent the Company holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund, including a matter that could adversely affect the Company's investment in the Investment Fund.

     Investment Funds may be permitted to redeem their interests in kind. Thus, upon the Company's withdrawal of all or a portion of its interest in an Investment Fund, the Company may receive securities that are illiquid or difficult to value. In such circumstances, the Advisor would seek to dispose of these securities in a manner that is in the best interests of the Company.

     The New Account Fee paid by a noncorporate investor and such investor's share of the Company's investment expenses (including (i) asset-based fees at the Company level and the Investment Fund level, and (ii) performance-based allocations at the Investment Fund level) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

     The Company may agree to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

                                BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Company and has approved the Company's investment program. It exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The persons comprising the Board of Managers ("Managers") will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

     The identity of the members of the Board of Managers, and brief biographical information regarding each Manager, is set forth below.


                                           POSITION(S) HELD                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND AGE              WITH THE COMPANY                       DURING PAST 5 YEARS
-----------------------------------        ----------------       ---------------------------------------------------

Gene M. Bernstein                               Manager           Dean,   Skodnek  Business   Development  Center  at
Dean                                                              Hofstra  University  (Beginning  September,  2000);
Skodnek Business Development Center                               Principal,    Northville    Industries   (1993   to
Hofstra University                                                present);  President, Javelin Blue Golf Clubs (1994
145 Hofstra University                                            to 1998).  Mr.  Bernstein also is a Director of UST
Hempstead, NY  11549                                              Private  Equity  Investors  Fund,  Inc.,  Excelsior
Age 53                                                            Private Equity Fund II, Inc. and Excelsior  Venture
                                                                  Partners III, L.L.C.

Stephen V. Murphy                               Manager           President,   S.V.  Murphy  &  Co.,  Inc.  (1991  to
S.V. Murphy & Co., Inc.                                           present).  Mr.  Murphy  also is a  Director  of UST
1155 Avenue of the Americas                                       Private  Equity  Investors  Fund,  Inc.,  Excelsior
11th Floor                                                        Private Equity Fund II, Inc. and Excelsior  Venture
New York, NY  10036                                               Partners III, L.L.C.
Age 54

Victor F. Imbimbo, Jr.                          Manager           Founder,  President  and Chief  Executive  Officer,
c/o Continuation Investments                                      Bedrock  Communications,  Inc.  (1996 to  present);
1251 Avenue of the Americas                                       Founder,  President  and Chief  Executive  Officer,
44th Floor                                                        Hadley  Group (1985 to 1996).  Mr.  Imbimbo also is
New York, NY  10020                                               a Director of UST Private  Equity  Investors  Fund,
Age 48                                                            Inc.,  Excelsior  Private  Equity Fund II, Inc. and
                                                                  Excelsior Venture Partners III, L.L.C.

Stephen C. Hassenfelt*                          Manager           Chairman of the Board and Chief Executive  Officer,
NCT Opportunities, Inc.                                           NCT Holdings,  Inc. (1998 to present);  Chairman of
U.S. Trust Center                                                 the Board and Chief Executive  Officer,  U.S. Trust
301 North Elm Street                                              Company  of North  Carolina  (and its  predecessor,
Greensboro, NC  27401                                             North  Carolina  Trust  Company) (1998 to present);
Age 50                                                            President,  NCT  Holdings,  Inc.  (1992  to  1998);
                                                                  President,  North  Carolina  Trust Company (1983 to
                                                                  1998).

* Manager who is an "interested person" (as defined by the 1940 Act) of the Company.

     Each of the Managers was elected to the Board of Managers by the organizational Member of the Company. By signing the limited liability company agreement (the "Company Agreement") of the Company, each Member will be deemed to have voted for the election of each of the Managers.


     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign, subject to giving 90 days' prior written notice to the other Managers if such resignation is likely to affect adversely the tax status of the Company, and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

     The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Company or the Advisor (the "Independent Managers") from the Company and from all registered investment companies for which the Advisor or its affiliates serve as investment adviser for the calendar year ending December 31, 2000. No compensation is paid by the Company to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Company or the Advisor. A majority of the Managers are Independent Managers.

                      COMPENSATION TABLE FOR CALENDAR YEAR
                            ENDING DECEMBER 31, 2000


                                                          Pension or                             Total Compensation
                                                     Retirement Benefits        Estimated          from U.S. Trust
                                   Compensation       Accrued as Part of     Annual Benefits         Affiliated
       Name of Person              from Company        Company Expenses      Upon Retirement      Registered Funds
       --------------              ------------        ----------------      ---------------      ----------------
    Gene M. Bernstein                 $6,250                  0                     0                  $59,750

    Stephen V. Murphy                 $6,250                  0                     0                  $59,750

    Victor F. Imbimbo, Jr.            $6,250                  0                     0                  $55,250



     Currently, the Independent Managers are each paid an annual retainer of $7,000 ( $3,500 for the first partial year) and per meeting fees of $2,000 (or $1,000 in the case of telephonic quarterly meetings and $500 in the case of telephonic special meetings) by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Company.

     The Board of Managers has formed an Audit Committee, comprised of the Independent Managers, the functions of which are: (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (iii) to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Company's independent auditors and the Board of Managers. Managers that serve as members of the Audit Committee receive an attendance fee of $750 for each Audit Committee meeting they attend.

                     THE ADVISOR AND U.S. TRUST CORPORATION

     NCT Opportunities, Inc. serves as the Company's investment adviser and has been given the responsibility to manage the investment portfolio of the Company, subject to the ultimate supervision of and subject to any policies established by the Board of Managers, pursuant to the terms of an investment advisory agreement entered into between the Company and the Advisor dated as of September 30, 2000 (the "Investment Advisory Agreement"). The Advisor will initially allocate the Company's assets and, thereafter, will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance is satisfactory. The Advisor may reallocate the Company's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject in each case to the ultimate supervision of and subject to any policies established by the Board of Managers and to the condition that retention of any Subadvisor will require approval of a majority of the Independent Managers and, unless the Company receives an exemption from certain provisions of the 1940 Act, of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities.

     The Advisor was formed as a North Carolina corporation on December 6, 1994 and has filed an application to register as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") The Company will not commence operations until such registration is effective. The Advisor also serves as the general partner of Equity Partners, a private investment fund that utilizes an investment program similar to that of the Company, and may in the future serve as an investment adviser or General Partner of other registered and private investment companies. The offices of the Advisor are located at U.S. Trust Center, 301 North Elm Street, Greensboro, North Carolina 27401, and its telephone number is (336) 273-8544.

     The Advisor is a wholly-owned subsidiary of NCT Holdings, Inc. ("NCT"), a North Carolina corporation, which is a subsidiary of U.S Trust. The Advisor and companies controlling the Advisor (including (i) NCT; (ii) U.S. Trust and (iii) Schwab) may be deemed to "control" the Company, as such term is defined by the 1940 Act. U.S. Trust and its affiliates (including Schwab, NCT Holdings, Inc. and the Advisor) are subject to the BHC Act and the rules and regulations of the Federal Reserve. Because U.S. Trust may be deemed to control the Company for purposes of the BHC Act, certain activities of the Company may be restricted by the BHC Act and the rules and regulations of the Federal Reserve thereunder, as described elsewhere in this Confidential Memorandum.

     U.S. Trust, a subsidiary of Schwab, is a bank holding company registered under Federal law and incorporated in New York. Through its subsidiaries, U.S. Trust provides investment management, fiduciary, financial planning and private banking services to affluent individuals, families and institutions nationwide. Headquartered in New York City, U.S. Trust and its subsidiaries have 26 offices in ten states and the District of Columbia. As of March 31, 2000, client assets under the management of U.S. Trust totaled more than $90 billion. Schwab, though its principal brokerage subsidiary, Charles Schwab & Co., Inc., is one of the nation's largest financial services firms, serving investors through the Web, over 360 branch offices, four regional customer telephone service centers and automated telephonic channels.

     Schwab's principal brokerage subsidiary, Charles Schwab & Co. Inc., is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, Charles Schwab & Co. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports with the SEC.

     The Adviser has selected Mr. Stephen C. Hassenfelt to serve as portfolio manager to the Company. As portfolio manager, Mr. Hassenfelt will be primarily responsible for the day-to-day management of the Company's portfolio, subject to such policies as may be adopted by the Board of Managers. Mr. Hassenfelt, who is 50, is a Director and Chairman and Chief Executive Officer of the Advisor. He currently serves as Chairman of the Board of Directors and Chief Executive Officer of the Advisor's parent, NCT, and of U.S Trust Company of North Carolina (a wholly-owned bank subsidiary of NCT), which he founded as North Carolina Trust Company in 1983. He also served as President of NCT from 1992 to 1998 and as President of North Carolina Trust Company from 1983 to 1998. Prior to founding North Carolina Trust Company, he was an attorney with Livingston & Hassenfelt (1981 to 1983) and Smith Moore Smith Schell & Hunter (1977 to 1981). He was formerly with the accounting firms of Ernst & Whinney (1972 to 1973, 1975) and Peat Marwick & Mitchell (1976 to 1977). Mr. Hassenfelt graduated from the University of North Carolina at Chapel Hill in 1972 with a B.S. in Business Administration and received a J.D. (CUM LAUDE) from Wake Forest University Law School in 1976 where he also served as Editor-in-Chief of the WAKE FOREST LAW REVIEW. He is a member of the American and North Carolina Bar Associations and is a Chartered Life Underwriter (CLU).

     Since 1995, NCT has served as the general partner of Equity Partners, a private investment partnership that is not registered under the 1940 Act and that pursues an investment program that is substantially similar to that of the Company. Mr. Hassenfelt has been primarily responsible for the day-to-day management of the portfolio of Equity Partners since its inception. Similar to the role he will play as portfolio manager of the Company, Mr. Hassenfelt's responsibilities with respect to Equity Partners include the allocation of its assets among a variety of investment managers.

     Mr. Hassenfelt has been active in professional and civic groups, including leadership roles as Chairman of the Salvation Army Advisory Board, and Chairman of the Board

                                      -46
of Trustees of Greensboro Day School and Wesley Long Community Hospital. He has also served on numerous other community and educational advisory boards. In addition, he is a Director of Guilford Mills, Inc. and The Tanner Companies.

                          INVESTMENT ADVISORY AGREEMENT

     Pursuant to the Investment Advisory Agreement, the Advisor is responsible, subject to the supervision of the Board of Managers, for formulating a continuing investment program for the Company. It makes all decisions regarding the Company's purchases and withdrawals of interests in Investment Funds and also advises the Board of Managers regarding the selection of Subadvisors. The Investment Advisory Agreement was approved by the Board of Managers (including a majority of the Independent Managers), at a meeting held in person on August, 23, 2000, and was also approved on such date by Stephen C. Hassenfelt, the then sole Member of the Company. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Advisor. The initial term of the Investment Advisory Agreement expires on September 30, 2002. However, the agreement may be continued in effect from year to year thereafter if such continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

     The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Advisor and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Advisor, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

     The Advisor will be entitled to charge a one-time administrative fee in an amount, as approved by the Board of Managers, not to exceed $10,000 to each person who becomes a member as compensation for the services of the Advisor and costs incurred by the Advisor in reviewing subscription documents submitted by and establishing an account for such member. (See "Subscriptions for Interests.")

                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at a meeting of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of the agreement with the investment adviser of the Company, and approval of the Company's auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company's business, and may not act for or bind the Company.

                              CONFLICTS OF INTEREST

     The Advisor, U.S. Trust and their respective affiliates (collectively, the "U.S. Trust Affiliates") and their members, partners, officers and employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions and individual clients (collectively, "U.S. Trust Clients"). The Company has no interest in these activities. The Advisor and its officers will be engaged in substantial activities other than on behalf of the Company and may have conflicts of interest in allocating their time and activity between the Company and such other activities. The Advisor and its officers and employees will devote so much time to the affairs of the Company as in their judgment is necessary and appropriate.

     The Advisor or another U.S. Trust Affiliate may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular U.S. Trust Client or for itself or its officers, directors, partners, members or employees, but the Advisor may determine that such investment opportunity is not appropriate for the Company. Situations also may arise in which U.S. Trust Affiliates or U.S. Trust Clients have made investments which would have been suitable for investment by the Company but, for various reasons, were not pursued by, or available to, the Company. The investment activities of the U.S. Trust Affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Company in certain situations, if among other reasons, the investment activities limit the Company's ability to invest in a particular investment vehicle or investment. Furthermore, the U.S. Trust Affiliates will not have to divest any interest in an investment vehicle or company even though, because the U.S. Trust Affiliates invested in the investment vehicle or company, such investment will be prohibited to the Company because of the BHC Act. (See "Types of Investments and Related Risk Factors-Investment Policies and Restrictions.")

     Certain U.S. Trust Affiliates or affiliates of Schwab may provide brokerage and other services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Company are referred to collectively as the "Investment Manager Accounts.")

     The U.S. Trust Affiliates or U.S. Trust Clients may have an interest in an account managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different than an interest in the Company. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that U.S. Trust Affiliates or affiliates of Schwab may provide from time to time to one or more Investment Manager Accounts or to the Company.

     Schwab, U.S. Trust and their respective affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Investment Funds or by the Company. They may also own the securities of these issuers. However, in making investment decisions for the Company and the Investment Funds, the Advisor and the Investment Managers, respectively, do not obtain or use material inside information acquired by any division, department or affiliate of Schwab or U.S. Trust in the course of those relationships. In addition, the subsidiaries of either Schwab or U.S. Trust may have made loans which are currently outstanding that could be repaid with proceeds of securities purchased by the Company or an Investment Fund.

INVESTMENT MANAGERS

     It is anticipated that Investment Managers which are Subadvisors will follow practices substantially similar to those described below. Although it is anticipated that Investment Managers that are not Subadvisors will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager (including a Subadvisor) will adhere to, and comply with, its stated practices.

     PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Advisor anticipates that each Investment Manager will consider participation by the Company or the relevant Investment Fund in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for its Investment Manager Accounts that pursue similar investment programs. There may be circumstances, however, under which an Investment Manager will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Company's or the relevant Investment Fund's assets. There also may be circumstances under which an Investment Manager will consider participation by its Investment Manager Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Company or the relevant Investment Fund, or vice versa.

     It is expected that each Investment Manager will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Company or the relevant Investment Fund and Investment Manager Accounts at a particular time. These factors may include the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. However, particular Investment Managers may consider other factors. Because the relevant considerations may differ for the Company, the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Company or Investment Fund, on the one hand, and Investment Manager Accounts, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Company. Accordingly, prospective Members should note that the future performance of an Investment Manager's Investment Fund and its Investment Manager Accounts will vary.

     It is expected that when an Investment Manager determines that it would be appropriate for the Company or its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Company or any Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. Although no assurances can be made, it is generally expected that no participating entity or account will receive preferential treatment over any other and that each Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

     Situations may occur, however, where the Company could be disadvantaged because of the investment activities conducted by the Investment Manager for the Investment Manager Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Company, the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Company's or an Investment Fund's position; (2) the difficulty of liquidating an investment for the Company, an Investment Fund and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In addition, a Subadvisor may be legally restricted from entering into "joint transactions" (as defined in the 1940 Act) in which the Company or an Investment Fund it has organized participates with affiliates of the Subadvisor, including its Investment Manager Accounts, without first obtaining exemptive relief from the SEC. (SEE "Conflicts of Interest --Other Matters.")

     Each Investment Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company or an Investment Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Company.

     Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by U.S. Trust Affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that U.S. Trust Affiliates may provide either (i) to one or more Investment Manager Accounts or (ii) to the Company.

     OTHER MATTERS. It is expected that, except as may be permitted by applicable law, an Investment Manager and its affiliates will not buy securities or other property from, or sell securities or other property to, the Investment Fund it manages. In this regard, an Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

     U.S. Trust Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Advisor on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of U.S. Trust Affiliates (including personnel of the Advisor) that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by this personal trading, the Company and the Advisor have adopted a joint code of ethics (the "Code of Ethics") in compliance with
Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     U.S. Trust Affiliates will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may engage in transactions with accounts which are affiliated with the Company solely because they are advised by a U.S. Trust Affiliate or because they have common officers, directors or managing members. Such transactions would be effected in circumstances where the Advisor has determined that it would be appropriate for the Company to purchase and another U.S. Trust Client to sell, or the Company to sell and another U.S. Trust Client to purchase, the same security or instrument on the same day. All such purchases and sales would be made pursuant to procedures that would be adopted by the Company pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures would be intended to ensure that (1) each such transaction will be effected for cash consideration at the current market price of the particular securities, (2) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. Affiliated broker-dealers of Schwab and U.S. Trust may act as broker for the Company or the Investment Funds in effecting securities transactions. (See "Brokerage.")

     Under the BHC Act, and other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, U.S. Trust, Schwab and their respective affiliates are subject to restrictions on the transactions that they may make with the Company, and these restrictions may affect the investments made by the Company.

     Future investment activities of U.S. Trust Affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

     Each Investment Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Investment Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Advisor expects that each Investment Manger will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that an Investment Manager (including a Subadvisor) will adhere to, and comply with, its stated practices. The Advisor generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Investment Fund, each Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. However, subject to appropriate disclosure, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund. The Advisor considers the broker selection process employed by an Investment Manager in determining whether to invest in its Investment Fund. Each Investment Manager generally will seek reasonably competitive commission rates. However, Investment Managers will not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best price and execution, an Investment Manager may place brokerage orders with brokers (including affiliates of Schwab and U.S. Trust) that provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment

Fund in which the Company invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund.

     Transactions for any Investment Fund organized by the Company will not be effected on a principal basis with any U.S. Trust Affiliate. However, U.S. Trust Affiliates may effect brokerage transactions for such an Investment Fund. These transactions would be effected in accordance with procedures adopted by the Company pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Company in connection with the sale of securities to or by the Company, U.S. Trust Affiliates may receive compensation not exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

                                FEES AND EXPENSES

     The Advisor will bear all of its own costs incurred in providing investment advisory services to the Company, including travel and other expenses related to the selection and monitoring of Investment Managers and fees paid to consultants (including Praesideo and CTC). In addition the Advisor will provide, or will arrange for provision at the Advisor's expense, certain management and administrative services to the Company, including, among other things: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. The Advisor will also pay or assume all ordinary operating expenses of the Company other than the fee payable to the Advisor, investment related expenses and certain other expenses described below. The expenses to be assumed by the Advisor include offering expenses; expenses of meetings of the Board of Managers and Members (other than fees and travel expenses of Managers); expenses related to qualifying potential investors, providing investor services to the Company, preparing communications and quarterly reports to Members and regulatory compliance; and organizational and registration expenses.

     In consideration of the advisory and other services provided by the Advisor to the Company, the Company will pay the Advisor a quarterly fee of 0.375% (1.50% on an annualized basis) of the Company's net assets (the "Management Fee"). The Management Fee will be an expense out of the Company's assets, and will be reflected in each Member's capital account (including the capital accounts of the Advisor and its affiliates, if any) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. (See "Capital Accounts and Allocations.")

     Net assets means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company. The Management Fee will be computed based on the net assets of the Company as of the start of business on the first business day of each quarter, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of that quarter.

     The expenses the Company will bear are:

     o all investment related expenses, including, but not limited to, fees paid directly or indirectly to Investment Managers, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Company utilizes a Subadvisor, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

     o all costs and expenses associated with the establishment of Investment Funds managed by Subadvisors;

     o    any non-investment related interest expense;

     o attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials");


     o fees and disbursements of any attorneys and accountants engaged by the Company; and expenses related to the annual audit of the Company;

     o    fees paid to the Company's administrator;

     o    custody and escrow fees and expenses;

     o the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond;

     o    the Management Fee;

     o    fees and travel expenses of Managers;

     o all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Advisor and any custodian or other agent engaged by the Company; and

     o    any extraordinary expenses.

     The Advisor will be reimbursed by the Company for any of the above expenses that it pays on behalf of the Company.

     The Investment Funds will bear various expenses in connection with their operations. These expenses are similar to those incurred by the Company. The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Company itself. As an investor in Investment Funds, the Company will bear its pro rata share of the expenses and fees of the Investment Funds and will also be subject to performance allocations to the Investment Managers.

                                  ADMINISTRATOR

     The Company has retained J.D. Clark & Co. (the "Administrator") to provide accounting and certain administrative and investor services to the Company. The Administrator exclusively provides administrative and accounting services to private investment funds and funds of funds. Currently, it provides administrative and accounting services to 45 funds of funds, with aggregate assets of approximately $1.6 billion, and 13 private investment funds, with aggregate assets of approximately $400 million. Jeffrey D. Clark, the founder of the Administrator, has over 15 years of experience in accounting and operating matters for multi-strategy private investment funds and funds of funds. The Administrator's staff includes seven professionals, three of whom are Certified Public Accountants. Fees payable to the Administrator will be paid by the Company.

                                   CONSULTANTS

     The Advisor has retained Praesideo and CTC (collectively, the "Consultants") to provide the Advisor with investment research, analytical data and due diligence services, which the Advisor intends to use in evaluating prospective Investment Managers being considered by the Advisor and in monitoring the services and investment performance of Investment Managers. The Advisor will pay the fees of the Consultants for these services. The Consultants have extensive experience in the private investment fund consulting business, as described below:

PRAESIDEO ASSET MANAGEMENT, INC.

     Founded in 1994, Praesideo is registered as an investment adviser under the Advisers Act. Praesideo specializes in assisting a limited number institutional and private clients in the construction of proprietary portfolios of private investment funds (i.e., funds of funds). Since 1995, Praesideo has served as a consultant to NCT in NCT's capacity as general partner of

Equity Partners. Praesideo's expertise lies in its qualitative approach to private investment fund research backed up by traditional qualitative research methods. Jeffrey D. Clark, the Chairman & Chief Executive Officer of Praesideo, is also the general partner of three fund of funds partnerships; Praesideo Equity Partners, Praesideo - ULQ International Investors, and Praesideo Discovery Partners. He is also the Chairman and Chief Executive Officer of the Administrator

                  Mr. Clark was the Chief Financial Officer and a founder of Genesee Partners, a large, multi-manager, multi-strategy fund of funds, from its inception in August 1986 until August 1990, and of Genesee Balanced Fund, Genesee Short Sellers Fund, Genesee Opportunity Fund and Genesee Offshore Limited. Prior to that, he was the Vice President of Finance for Ranier Partners and the Cascade Funds, each a group of investment partnerships specializing in risk arbitrage. He is a Certified Public Accountant and holds a B.A. in accounting and business from Utah State University. Upon graduation from college, he joined KPMG Peat Marwick where, from 1982 through 1984, he was a member of their audit and small business advisory staff.

CTC CONSULTING, INC.

                  CTC is a full service investment consulting firm providing advice and analysis on investment policy, asset allocation, manager selection and performance monitoring. CTC is a wholly-owned subsidiary of U.S. Trust and is registered as an investment adviser under the Advisers Act. It maintains offices in Portland, Oregon, Tacoma, Washington and New York City. CTC's clients include wealthy family groups, corporate pension and profit sharing trusts, endowments, and foundations, and its clients' portfolios range in size from $10 million to over $1 billion. Ralph C. Rittenour, Jr. (co-founder of the firm) and Holly F. D'Annunzio direct CTC's consulting activities.

                  CTC has extensive experience in alternative investments and employs qualitative and quantitative analytical processes to identify and monitor non-traditional managers. To that end, CTC has a research department dedicated to locating, recommending and monitoring nontraditional investment activities. The nontraditional investment research department is currently comprised of six research professionals; the senior members of the group have been researching and investing clients' assets in hedge funds since the early 1990s. Today, CTC's clients have invested approximately $500 million of their assets with 70 private investment fund managers that have been selected and monitored by CTC. In addition, CTC's clients have commitments totaling approximately $500 million to private equity portfolios.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

                  The Company will maintain a separate capital account for each Member (including the Advisor or its affiliates in respect of any capital contribution to the Company by the Advisor or an affiliate, as a Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described above with respect to organization expenses or as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

                  Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year; (2) the last day of a taxable year; (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

                  Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

                  Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. (SEE "Tax Aspects -- Allocation of Profits and Losses.")

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

                  Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

                  Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

RESERVES

                  Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

                  The value of the net assets of the Company will be determined as of the close of business at the end of any fiscal period in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

                  The Company will value interests in Investment Funds not managed by the Subadvisors at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

                  If Subadvisors are engaged to manage the Company's assets, or if the Company holds any securities other than interests in Investment Funds, the Company will value the portfolio securities of the Investments Funds managed by the Subadvisors or held by the Company as follows:

                  Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

                  Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board of Managers will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Managers to represent fair value.

                  If in the view of the Advisor, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Advisor may request a valuation committee comprised of two Managers to instead adopt procedures to value the security at fair value. In any such situation, the valuation committee will consider the recommendation of the Advisor, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will adopt procedures for purposes of determining the fair value of the security.

                  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When an event materially affects the values of securities held by the Company or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

                  Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTIONS FOR INTERESTS

SUBSCRIPTION TERMS

                  The Board of Managers may accept initial and additional subscriptions for Interests as of the first day of each calendar quarter; PROVIDED, HOWEVER, that upon delivery to the Board of Managers of a letter from counsel to the Advisor that the banking laws do not prevent the Company from issuing Interests more often than quarterly, the Company may, in the discretion of the Board of Managers, offer Interests more frequently. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription plus the New Account Fee (described below), although the Board of Managers may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription document before the applicable subscription date. The Company reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

                  The minimum initial investment in the Company from each investor is $250,000, and the minimum additional investment in the Company is $25,000. The minimum initial and additional investments may be reduced by the Board of Managers. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI.

                  Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Company has no present intention of accepting contributions of securities. If the Company were to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets. (See "Capital Accounts and Allocations-Net Asset Valuation.")

                  Upon admission to the Company, each Member will pay to the Advisor a special one-time New Account Fee to offset the Advisor's administrative costs of establishing accounts for investors and reviewing subscription applications and organizational costs in the amount of $5,000. The Advisor may, in its sole discretion, waive all or a portion of the New Account Fee charged to any Member that has established multiple related accounts.

                  Each new Member must agree to be bound by all of the terms of the Company Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

ELIGIBLE INVESTORS

                  Each prospective investor will be required to certify that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth of at least $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. To qualify as an accredited investor, an individual investor must have (i) a net worth (or joint net worth with the investor's spouse) immediately prior to the time of subscription in excess of $1 million or (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Corporations, partnerships, trusts and other entities will generally be required to have total assets in excess of $5 million. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

                  No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below.

REPURCHASES OF INTERESTS

                  The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase Interests or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as it may determine. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendation of the Advisor. THE ADVISOR EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE COMPANY OFFER TO REPURCHASE INTERESTS FROM MEMBERS ON JUNE 30, 2001. THEREAFTER, THE ADVISOR EXPECTS THAT GENERALLY IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE COMPANY OFFER TO REPURCHASE INTERESTS FROM MEMBERS TWICE EACH YEAR, EFFECTIVE JUNE 30 AND DECEMBER 31. The Board of Managers will also consider the following factors, among others, in making this determination:

          o whether any Members have requested to tender Interests or portions thereof to the Company;

          o    the liquidity of the Company's assets;

          o the investment plans and working capital requirements of the Company;

          o the relative economies of scale with respect to the size of the Company;

          o the history of the Company in repurchasing Interests or portions thereof;

          o    the economic condition of the securities markets; and

          o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Company will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Company and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. The value of a Member's Interest (or the portion thereof) that is being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the Valuation Date, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests by contacting the Advisor during the period.

                  The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Company, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years of the date of the request.

                  Repurchases of Interests or portions thereof from Members by the Company may be made, in the discretion of the Company, and may be paid in cash or by the distribution of securities in kind or partly in cash and partly in kind. However, the Company does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis. The Company does not impose any charges in connection with repurchases of Interests or portion of Interests.

                  Due to liquidity restraints associated with the Company's investments in Investment Funds and the fact that the Company may have to effect withdrawals from those funds to pay for Interests being repurchased, the Company presently expects to employ the following repurchase procedures:

1. A Member choosing to tender an Interest (or a portion thereof) for repurchase must do so by the date specified in the notice describing the terms of the offer (the "Expiration Date") which generally will be one month before the date as of which Interests are to be repurchased. The Interests (or portions thereof) will be valued as of the date on which Interests are to be repurchased (the "Valuation Date"), which is generally expected to be either June 30 or December 31;

2. Promptly after the Expiration Date, the Company will give to each Member whose Interest (or portion thereof) has been accepted for repurchase a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest (or portion thereof). The determination of the value of Interests as of the Valuation Date is subject to adjustment based upon the results of next annual audit of the Company's financial statements).

3. The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

          The first payment (the "Initial Payment") will be in an amount equal to at least 90% of the estimated value of the repurchased Interest (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of (a) within 30 days after the Valuation Date, or (b) if the Company has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds.

          The second and final payment (the "Contingent Payment") is expected to be in an amount equal to the excess, if any, of (a) the value of the repurchased Interest (or portion thereof), determined as of the Valuation Date and based upon the results of the annual audit of the Company's financial statements for the year in which the Valuation Date falls, over (b) Initial Payment. It is anticipated that the annual audit of the Company's financial statements will be completed within 60 days after the end of each fiscal year of the Company and that the Contingent Payment will be made promptly after the completion of the audit.

4. Although the amounts required to be paid by the Company under the Promissory Note will generally be paid in cash, the Company may under certain limited circumstances noted above pay all or a portion of the amounts due by the in-kind distribution of marketable securities.

                  Repurchases of Interests by the Company are subject to certain regulatory requirements imposed by SEC rules. The Company believes that the repurchase procedures described above comply with these requirements. However, if modification of the Company's repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Managers will adopt revised procedures designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

                  Upon its acceptance of tendered Interests for repurchase, the Company will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Company has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Members tendering Interests.

                  Payment for repurchased Interests may require the Company to liquidate portfolio holdings earlier than the Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Company's portfolio turnover. The Advisor intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

                  A Member who tenders for repurchase only a portion of such Member's Interest will be required to maintain a capital account balance of at least $250,000. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained.

                  The Company may repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that:

     o the Interest or a portion thereof has been transferred or the Interest or a portion thereof has vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member;

     o ownership of the Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of the Interest may be harmful or injurious to the business or reputation of the Company, the Board of Managers or the Advisor, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences;

     o any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

     o it would be in the best interests of the Company for the Company to repurchase the Interest or a portion thereof.

                  In the event that the Advisor or another U.S. Trust Affiliate holds an Interest in its capacity as a Member, such Interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Company.

TRANSFERS OF INTERESTS

                  Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the written consent of the Board of Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers generally may not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (E.G., certain transfers to affiliates, gifts and contributions to family entities), (y) to members of the transferring Member's immediate family (siblings, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Company consults with counsel to the Company and such counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $250,000. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

                  Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company

Agreement and to tender the Interest for repurchase by the Company, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member.

                  By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Company, the Board of Managers, the Advisor, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

                  The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any tax issues.

                  This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

                  EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

                  In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Company Operations

                  Classification of the Company. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the

Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

                  Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

                  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

                  Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

                  UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF COMPANY INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE COMPANY, AND THOSE

INDIRECTLY ATTRIBUTABLE TO THE COMPANY AS A RESULT OF IT BEING AN INVESTOR IN AN "INVESTMENT FUND.

                  As an entity taxed as a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

                  Certain partnerships such as the Company with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the Company is eligible, the Board of Managers may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the Service. There can be no assurance that, if such an election is made, the anticipated benefits will be realized. Furthermore, in certain cases, it is possible that the election would have an adverse effect on the Members.

                  Allocation of Profits and Losses. Under the Company Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

                  Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Company's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board of Managers makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Company's gains allocable to the remaining Members would be increased.

                  Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, at the request of a Member, the Board of Managers, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

                  The Board of Managers decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member designated by the Board of Managers as the "Tax Matters Partner" will have considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner will have the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

                  A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Member's holding period for its interest in the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

                  As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Company capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its partnership interest. Such a special allocation may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

                  Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

                  In General. The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

                  Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Company's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company.(1)

                  The maximum ordinary income tax rate for individuals is 39.6% and, in general, the maximum individual income tax rate for long-term capital gains is 20% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.


--------------

(1) Generally, in the absence or Regulations requiring it, the Company will not treat positions held through different investment advisory agreements or Investment Funds as offsetting positions for purposes of the straddle rules.

                  The Company may realize ordinary income from dividends and accruals of interest on securities. The Company may hold debt obligations with "original issue discount." In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. The Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate, non-managing member may be subject to restrictions on their deductibility. See "Deductibility of Company Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(2)

                  Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Company's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Company on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

                  As indicated above (see "Types of Investments and Related Risk Factors"), the Company may acquire foreign currency forward contracts, enter into foreign currency futures

--------------
(2) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Company acquires currency futures contracts or option contracts that are not
Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Company with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Company and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

                  Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a
Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

                  Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

                  Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the Service.

                  Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Company.

                  Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

                  Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.(3)

                  Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

-------------
(3) The Company will not generally be in a position to furnish to Members information regarding the securities positions of its Investment Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

                  For purposes of this provision, the Company's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

                  Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(4) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2000, $128,950 or $64,475 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

                  Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Company. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Company (including the Advisor's Fee, and any fee payable to an Investment Manager, to the extent such expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Company. The Company intends to treat its expenses attributable to an Investment Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of the Company as not being subject to such limitations, although there can be no assurance that the Service will agree.

---------------

(4) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of the adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Members that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

                  The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisors with respect to the application of these limitations.

                  Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a non-managing member's share of such income and gain from the Company. Income or loss attributable to the Company's investment in a partnership engaged in a non-securities trade or business may constitute passive activity income or loss.

                  "Phantom Income" From Company Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

                  It is possible that certain dividends and interest directly or indirectly received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company or an Investment Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will directly or indirectly pay since the amount of the Company's assets to be invested in various countries is not known.

                  The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company or an Investment Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

                  Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(5) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

                  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Company's income (or loss) from these investments may constitute UBTI.

                  The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(6) To the extent the Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

                  To the extent the Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a

---------------
(5) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(6) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

                  Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage used by the Company from time to time,(7) it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

                  To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

                  In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.(8) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

--------------

(7) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

(8) Certain exempt organization which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi) (I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

Certain Issues Pertaining to Specific Exempt Organizations

                  Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

                  In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

                  In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board of Managers believes that the Company will meet such 95% gross income test.

                  A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

                  Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

                  Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

                  In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

                  State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisors with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

North Carolina Tax Disclosure

                  The Fund's North Carolina counsel has advised that under North Carolina law, limited liability companies are subject to taxation based on their classification for Federal income tax purposes. Accordingly, if a limited liability company is classified as a partnership for Federal income tax purpose and is "doing business" in North Carolina, then the limited liability company is required to file a North Carolina partnership return, and the company and its members are subject to tax in North Carolina to the same extent as a partnership and its partners.

                  When a limited liability company "doing business" in North Carolina has one or more nonresident members, the managing member is responsible for reporting each nonresident member's share of income and, except in the case of certain corporations, partnerships, trusts and estates, is required to compute and pay the tax due for each nonresident member. The tax rate is the same as the tax rate for single individuals. The managing member is authorized to withhold the tax due from each nonresident member's share of limited liability company income. If the nonresident member is a corporation, partnership, trust or estate, the managing member is not required to pay the tax on that member's share of limited liability income if the member signs an affirmation that the member will pay the tax with its corporation, partnership, trust or estate income tax return.

                  In determining whether a limited liability company whose principal business activity is "investments" is "doing business" in North Carolina, all facts and circumstances are considered. Determining factors include (a) the extent of the company's business operations in North Carolina, including maintaining an office, number of employees, property, bank transactions in North Carolina, etc.; (b) the source of the company's principal income (interest and dividends versus gain from the sale of securities); (c) the length of time securities are held (long-term holding of securities for capital appreciation versus short-term trading for profit); and (d) the volume of transactions and value of securities bought and sold.

                  If a limited liability company's only activities in North Carolina are in the nature of an investment account in which securities are held for capital appreciation and income, the receipt of dividends and interest and the occasional sale of stocks and bonds does not constitute "doing business" and a nonresident member does not include his or her distributive share of limited liability company income in determining North Carolina taxable income (if any). If the activities of the limited liability company are extensive, including sales of securities with reasonable frequency, the limited liability company is deemed to be "doing business" and a nonresident member must include his or her distributive share of the company's income in North Carolina taxable income.

                  The Company does not believe it will be "doing business" in North Carolina under the rules described above. However, that determination will be reviewed periodically based on the Company's investment activities and other relevant facts and circumstances.

                              ERISA CONSIDERATIONS

                  Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Company.

                  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (SEE "Tax Aspects - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

                  Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Advisor nor any of the Investment Managers will be fiduciaries within the meaning of ERISA.

                  The Board of Managers will require an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

                  Certain prospective Plan investors may currently maintain relationships with the Advisor or the Investment Managers, or with other entities which are affiliated with the Advisor or the Investment Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Company.

                  The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Interests.

             ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY
                                COMPANY AGREEMENT

                  THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS CONFIDENTIAL MEMORANDUM. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER INTERESTS

                  Persons who purchase Interests in the offering being made hereby will be Members. The Advisor and its affiliates may contribute capital to and maintain an investment in the Company, and to that extent will be Members of the Company.

LIABILITY OF MEMBERS

                  Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated to return to the Company amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

DUTY OF CARE OF THE MEMBER MANAGERS

                  The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

          The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

POWER OF ATTORNEY

          By subscribing for an Interest, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

          The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

          The Company shall be dissolved:

           o upon the affirmative vote to dissolve the Company by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

           o upon the expiration of any two year period which commences on the date on which any Member has submitted a written notice to the Company requesting the repurchase of its entire Interest by the Company if that Interest has not been repurchased by the Company;

           o upon the failure of Members to elect successor Managers at a meeting called by the Advisor when no Manager remains to continue the business of the Company; or

           o    as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board of Managers or the Advisor, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Advisor to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations -- Allocation of Net Profits and Net Loss."

          Upon the liquidation of the Company, its assets will be distributed
(1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

          The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. However, an Investment Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report. (SEE "Additional Risk Factors -- Special Risks of Multi-Manager Structure.") The Company anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company's operations during each quarter. Any Member may request from the Advisor an estimate, based on unaudited data, of the net asset value of the Company as of the end of any calendar month.

FISCAL YEAR

          For accounting purposes, the Company's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Company will commence on the initial closing date and will end on March 31, 2001. The 12-month period ending December 31 of each year will be the taxable year of the Company.

ACCOUNTANTS AND LEGAL COUNSEL

          The Board of Managers has selected Ernst & Young LLP as the independent public accountants of the Company. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15th Floor, New York, New York.

          Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Company. The firm also acts as legal counsel to the Advisor, Schwab, U.S. Trust and their affiliates with respect to certain other matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Managers.

CUSTODIAN

          U.S. Trust Company of North Carolina (the "Custodian") serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers of the Company in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company are not held by the Advisor or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is U.S. Trust Center, 301 North Elm Street, Greensboro, North Carolina 27401.

INQUIRIES

          Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

                           NCT Opportunities, Inc.
                           U.S. Trust Center
                           301 North Elm Street
                           Greensboro, North Carolina  27401


                           Telephone:  (336) 273-8544
                           Telecopier:  (336) 378-4436

                           For additional information contact:
                           Stephen C. Hassenfelt
                           Chairman and Chief Executive Officer
                           NCT Opportunities, Inc.
                           U.S. Trust Center
                           301 North Elm Street
                           Greensboro, North Carolina  27401

                           Telephone:  (336) 273-8544
                           Telecopier:  (336) 378-4436


                                    * * * * *

          ALL POTENTIAL INVESTORS IN THE COMPANY ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

                                                                      APPENDIX A









                      ------------------------------------

                      EXCELSIOR HEDGE FUND OF FUNDS I, LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                      ------------------------------------

                   FORM OF LIMITED LIABILITY COMPANY AGREEMENT

                            DATED AS OF [_____], 2000

                      ------------------------------------

                                U.S. TRUST CENTER
                              301 NORTH ELM STREET
                        GREENSBORO, NORTH CAROLINA 27401
                                 (336) 272-5100

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I   DEFINITIONS...................................................   1

ARTICLE II   ORGANIZATION; ADMISSION OF MEMBERS...........................   6

   2.1   Formation of Limited Liability Company...........................   6

   2.2   Name.............................................................   6

   2.3   Principal and Registered Office..................................   6

   2.4   Duration.........................................................   6

   2.5   Objective and Business of the Company............................   7

   2.6   Board of Managers................................................   7

   2.7   Members..........................................................   8

   2.8   Organizational Member............................................   8

   2.9   Both Managers and Members........................................   8

   2.10   Limited Liability...............................................   8


ARTICLE III   MANAGEMENT..................................................   9

   3.1   Management and Control...........................................   9

   3.2   Actions by the Board of Managers.................................   9

   3.3   Meetings of Members.............................................   10

   3.4   Custody of Assets of the Company................................   11

   3.5   Other Activities of Members and Managers........................   11

   3.6   Duty of Care....................................................   11

   3.7   Indemnification.................................................   12

   3.8   Fees, Expenses and Reimbursement................................   14

ARTICLE IV   TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS
               AND REPURCHASES ..........................................   14

   4.1   Termination of Status of the Adviser............................   14

   4.2   Termination of Status of a Manager..............................   14

   4.3   Removal of the Managers.........................................   15

   4.4   Transfer of Interests of Members................................   15

   4.5   Repurchase of Interests.........................................   16


ARTICLE V   CAPITAL 18

   5.1   Contributions to Capital........................................   18

   5.2   Rights of Members to Capital....................................   19

   5.3   Capital Accounts................................................   19

   5.4   Allocation of Net Profit and Net Loss...........................   20

   5.5   Allocation of Certain Expenditures..............................   20

   5.6   Reserves........................................................   20

   5.7   Tax Allocations.................................................   21

   5.8   Distributions...................................................   22

   5.9   Withholding.....................................................   22


ARTICLE VI   DISSOLUTION AND LIQUIDATION.................................   23

   6.1   Dissolution.....................................................   23

   6.2   Liquidation of Assets...........................................   23


ARTICLE VII   ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS...............   24

   7.1   Accounting and Reports..........................................   24

   7.2   Determinations by the Board of Managers.........................   25

   7.3   Valuation of Assets.............................................   25


ARTICLE VIII   MISCELLANEOUS PROVISIONS..................................   26

   8.1   Amendment of Limited Liability Company Agreement................   26

   8.2   Special Power of Attorney.......................................   27

   8.3   Notices.........................................................   28

   8.4   Agreement Binding Upon Successors and Assigns...................   28

   8.5   Applicability of 1940 Act and Form N-2..........................   29

   8.6   Choice of Law; Arbitration......................................   29

   8.7   Not for Benefit of Creditors....................................   30

   8.8   Consents........................................................   30

   8.9   Merger and Consolidation........................................   30

   8.10   Pronouns.......................................................   31

   8.11   Confidentiality................................................   31

   8.12   Certification of Non-Foreign Status............................   31

   8.13   Severability...................................................   32

   8.14   Filing of Returns..............................................   32

   8.15   Tax Matters Partner............................................   32

   8.16   Section 754 Election...........................................   33

                     EXCELSIOR HEDGE FUND OF FUNDS I, L.L.C
                       LIMITED LIABILITY COMPANY AGREEMENT

     THIS LIMITED LIABILITY COMPANY AGREEMENT of Excelsior Hedge Fund of Funds I, LLC (the "Company") is dated as of July 6, 2000 by and among Gene M. Bernstein, Stephen V. Murphy, Victor F. Imbimbo, Jr. and Stephen C. Hassenfelt as the Managers, Stephen C. Hassenfelt as the Organizational Member, and those persons hereinafter admitted as Members.

                              W I T N E S S E T H :

     WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on July 6, 2000;

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                    ARTICLE I

                                   DEFINITIONS

                             ----------------------

         For purposes of this Agreement:

       ADMINISTRATOR                      The person who provides
                                          administrative services to the
                                          Company pursuant to an
                                          administrative services
                                          agreement.

       ADVISOR The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory
                                          Agreement.

       ADVISERS ACT                       The Investment Advisers Act
                                          of 1940 and the rules,
                                          regulations and orders
                                          thereunder, as amended from time
                                          to time, or any successor law.

       AFFILIATE                          An affiliated  person of a
                                          person as such term is defined
                                          in the 1940 Act.

       AGREEMENT                          This Limited Liability Company
                                          Agreement, as amended from time
                                          to time.

       BOARD OF MANAGERS                  The Board of Managers established
                                          pursuant to Section 2.6.

       CAPITAL ACCOUNT                    With respect to each
                                          Member, the capital account
                                          established and maintained on
                                          behalf of each Member pursuant to
                                          Section 5.3 hereof.

       CERTIFICATE                        The Certificate of Formation of
                                          the Company and any amendments
                                          thereto as filed with the office
                                          of the Secretary of State of
                                          Delaware.

       CLOSING DATE                       The first date on or as of
                                          which a Member other than the
                                          Organizational Member is admitted
                                          to the Company.

       CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

       COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

       DELAWARE ACT                       The Delaware Limited
                                          Liability Company Act as in
                                          effect on the date hereof and as
                                          amended from time to time, or any
                                          successor law.

       FISCAL PERIOD                      The period commencing on
                                          the Closing Date, and thereafter
                                          each period commencing on the day
                                          immediately following the last
                                          day of the preceding Fiscal
                                          Period, and ending at the close
                                          of business on the first to occur
                                          of the following dates:

                                            (1) the last day of a Fiscal Year;

                                            (2) the last day of a Taxable Year;

                                            (3) the day preceding any
                                                day as of which a
                                                contribution to the
                                                capital of the
                                                Company is made
                                                pursuant to Section
                                                5.1; or

                                           (4)  any day (other than
                                                one specified in
                                                clause (2) above) as
                                                of which this
                                                Agreement provides
                                                for any amount to be
                                                credited to or
                                                debited against the
                                                Capital Account of
                                                any Member, other
                                                than an amount to be
                                                credited to or
                                                debited against the
                                                Capital Accounts of
                                                all Members in
                                                accordance with their
                                                respective Investment
                                                Percentages.

       FISCAL YEAR                        The period commencing on the
                                          Closing Date and ending on March
                                          31, 2001, and thereafter each
                                          period commencing on April 1 of
                                          each year and ending on March 31
                                          of each year (or on the date of a
                                          final distribution pursuant to
                                          Section 6.2 hereof), unless the
                                          Board of Managers shall elect
                                          another fiscal year for the
                                          Company.

       FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange
                                          Commission, as amended from time
                                          to time.

       INDEPENDENT MANAGERS               Those Managers who are not
                                          "interested persons" of the
                                          Company as such term is defined
                                          in the 1940 Act.

       INSURANCE                          One or more "key man" insurance
                                          policies on the life of any
                                          principal of a member of the
                                          Advisor, the benefits of which
                                          are payable to the Company.

       INTEREST The entire ownership interest in the Company at any particular time of a Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section
                                          4.4 hereof, including the rights
                                          and obligations of such Member or
                                          other person under this Agreement
                                          and the Delaware Act.

       INVESTMENT ADVISORY AGREEMENT      A separate written agreement
                                          entered into by the Company
                                          pursuant to which the Advisor
                                          provides Management Services
                                          to the Company.

       INVESTMENT FUNDS                   Unregistered investment funds and
                                          registered investment companies.

       INVESTMENT MANAGERS                Investment advisers (which may
                                          include the Advisor) who
                                          enter into advisory agreements
                                          to manage a designated portfolio
                                          of investments for the Company
                                          or who manage Investment Funds
                                          in which the Company has
                                          invested.

       INVESTMENT PERCENTAGE              A percentage established for each
                                          Member on the Company's books as of
                                          the first day of each Fiscal Period.
                                          The Investment Percentage of a Member
                                          for a Fiscal Period shall be
                                          determined by dividing the balance of
                                          the Member's Capital Account as of the
                                          commencement of such Fiscal Period by
                                          the sum of the Capital Accounts of all
                                          of the Members as of the commencement
                                          of such Fiscal Period. The sum of the
                                          Investment Percentages of all Members
                                          for each Fiscal Period shall equal
                                          100%.


       MANAGEMENT SERVICES                Such investment advisory and other
                                          services as the Advisor is required to
                                          provide to the Company pursuant to the
                                          Investment Advisory Agreement as
                                          contemplated by Section 3.8(a).


       MANAGER An individual designated as a manager of the Company pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of Managers of the Company.

       MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to
                                          Section 4.5 hereof or a substituted
                                          Member or Members are admitted with
                                          respect to any such person's entire
                                          Interest as a member pursuant to
                                          Section 4.4 hereof; such term includes
                                          the Advisor to the extent the Advisor
                                          makes a capital contribution to the
                                          Company and shall have been admitted
                                          to the Company as a member.


       NET ASSETS                         The total value of all assets of the
                                          Company, less an amount equal to all
                                          accrued debts, liabilities and
                                          obligations of the Company, calculated
                                          before giving effect to any
                                          repurchases of Interests.

       NET PROFIT OR NET LOSS             The amount by which the Net Assets as
                                          of the close of business on the last
                                          day of a Fiscal Period exceed (in the
                                          case of Net Profit) or are less than
                                          (in the case of Net Loss) the Net
                                          Assets as of the commencement of the
                                          same Fiscal Period (or, with respect
                                          to the initial Fiscal Period of the
                                          Company, at the close of business on
                                          the Closing Date), such amount to be
                                          adjusted to exclude any items to be
                                          allocated among the Capital Accounts
                                          of the Members on a basis which is not
                                          in accordance with the respective
                                          Investment Percentages of all Members
                                          as of the commencement of such Fiscal
                                          Period pursuant to Sections 5.5 and
                                          5.6 hereof.


       1940 ACT The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.


       ORGANIZATIONAL MEMBER              Stephen C. Hassenfelt

       SECURITIES                         Securities (including, without
                                          limitation, equities, debt
                                          obligations, options, and other
                                          "securities" as that term is defined
                                          in Section 2(a)(36) of the 1940 Act)
                                          and any contracts for forward or
                                          future delivery of any security, debt
                                          obligation or currency, or commodity,
                                          all manner of derivative instruments
                                          and any contracts based on any index
                                          or group of securities, debt
                                          obligations or currencies, or
                                          commodities, and any options thereon,
                                          as well as investments in registered
                                          investment companies and private
                                          investment funds.


       SUBADVISORS                        Those Investment Managers for which a
                                          separate investment vehicle has been
                                          created in which the Investment
                                          Manager serves as general partner and
                                          the Company is the sole limited
                                          partner and those Investment Managers
                                          who manage the Company's assets
                                          directly through a separate managed
                                          account.


       TAXABLE YEAR                       The 12-month period ending December
                                          31 of each year.

       TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                            -------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

     2.1 FORMATION OF LIMITED LIABILITY COMPANY

                  The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

     2.2 NAME.

                  The name of the Company shall be "Excelsior Hedge Fund of Funds I, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

     2.3 PRINCIPAL AND REGISTERED OFFICE.

                  The Company shall have its principal office at U.S. Trust Center, 301 North Elm Street, Greensboro, North Carolina 27401, or at such other place designated from time to time by the Board of Managers.

                  The Company shall have its registered office in Delaware at 1013 Center Road, Wilmington, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

     2.4 DURATION.

                  The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

     2.5 OBJECTIVE AND BUSINESS OF THE COMPANY.

                  (a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

                  (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

     2.6 BOARD OF MANAGERS.

                  (a) Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the initial Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the initial Managers to the Board of Managers. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager of and the provisions of
Section 3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

                  (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

                  (c) In the event that no Manager remains to continue the business of the Company, the Advisor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section
6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

     2.7 MEMBERS.

                  The Board of Managers may admit one or more Members as of the first day of each calendar quarter; provided, however, that upon delivery to the Board of Managers of a letter of advice from counsel to the Advisor that the banking laws do not prevent the Company from admitting Members more often than quarterly, the Company may, in the discretion of the Board of Managers, admit Members more frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Managers may in its absolute discretion reject any subscription for Interests. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

     2.8 ORGANIZATIONAL MEMBER.

                  Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.

     2.9 BOTH MANAGERS AND MEMBERS.

                  A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

     2.10 LIMITED LIABILITY.

                  Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                   ARTICLE III

                                   MANAGEMENT

                           --------------------------

     3.1 MANAGEMENT AND CONTROL.

                  (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Company shall have no Managers, the Advisor shall continue to serve as the Advisor to the Company and to provide the Management Services to the Company.

                  (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

                  (c) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

     3.2 ACTIONS BY THE BOARD OF MANAGERS.

                  (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

                  (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

     3.3 MEETINGS OF MEMBERS.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and
(ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         3.4 CUSTODY OF ASSETS OF THE COMPANY.

                  The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

         3.5 OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

                  (a) The Managers shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

         3.6 DUTY OF CARE.

                  (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

                  (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

    3.7 INDEMNIFICATION.

                  (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Company by a majority of the

Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this
Section 3.7 has not met the applicable standard of conduct set forth in this
Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                  (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

    3.8 FEES, EXPENSES AND REIMBURSEMENT.

                  (a) So long as the Advisor provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Advisor and the Company pursuant to the Investment Advisory Agreement.

                  (b) The Board of Managers may cause the Company to compensate each Manager for his or her services as such. In addition, the Managers shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

                  (c) The Company shall bear all of its own operating expenses other than those specifically required to be borne by the Advisor or another party pursuant to the Investment Advisory Agreement or another agreement with the Company. The Advisor shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company.

                  (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Advisor, or any Affiliate of the Advisor, acts as general partner or investment adviser, purchase Insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                   ARTICLE IV

                        TERMINATION OF STATUS OF ADVISOR

                     AND MANAGERS, TRANSFERS AND REPURCHASES

                        ---------------------------------

         4.1 TERMINATION OF STATUS OF THE ADVISOR.

                  The status of the Advisor shall terminate if the Investment Advisory Agreement with the Advisor terminates and the Company does not enter into a new Investment Advisory Agreement with the Advisor, effective as of the date of such termination.

         4.2 TERMINATION OF STATUS OF A MANAGER.

                  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

         4.3 REMOVAL OF THE MANAGERS.

                  Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

         4.4 TRANSFER OF INTERESTS OF MEMBERS.

                  (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

                  (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred is a person whom the Company believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; (ii) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Company believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act; and (iii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $250,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

                  (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Advisor, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

         4.5 REPURCHASE OF INTERESTS.

                  (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has been advised by counsel to the Company to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Advisor, and shall also consider the following factors, among others:

      (1) whether any Members have requested to tender Interests or portions thereof to the Company;

      (2)  the liquidity of the Company's assets;

      (3)  the investment plans and working capital requirements of the Company;

      (4) the relative economies of scale with respect to the size of the Company;

      (5) the history of the Company in repurchasing Interests or portions thereof;

      (6)  the economic condition of the securities markets; and

      (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board of Managers shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

                  (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance at least equal to $250,000.

                  (c) The Advisor may tender its Interest or a portion thereof as a Member under Section 4.5(a) hereof.

                  (d) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                           (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member;

                           (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                           (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Company, the Managers or the Advisor, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                           (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                           (5) it would be in the best interests of the Company, as determined by the Board of Managers in its absolute discretion, for the Company to repurchase such an Interest or portion thereof.

                  (e) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of the Company's repurchase offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay all or any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the

Company has requested withdrawal of its capital form any Investment Funds in order to fund the repurchase of Interests, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company form such Investment Funds. All repurchases of Interests shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof, as applicable, as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

                      ------------------------------------

                                    ARTICLE V

                                     CAPITAL

                      ------------------------------------

         5.1 CONTRIBUTIONS TO CAPITAL.

                  (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time, but in no event shall be less than $250,000. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Advisor may make voluntary contributions to the capital of the Company as a Member.

                  (b) The Members and the Advisor, as a Member, may make additional contributions to the capital of the Company of at least $25,000, effective as of such times as the Board of Managers in its discretion may permit, subject to the limitations applicable to the admission of Members pursuant to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof.

                  (c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Managers, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Company shall charge each Member making a contribution in Securities to the capital of the Company such amount as may be determined by the Board of Managers not exceeding 2% of the value of such contribution in order to reimburse the Company for any costs incurred by the Company by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

                  (d) The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be reduced by the Board of Managers in accordance with such schedule of reductions as may be adopted by the Board of Managers it its sole discretion.

         5.2 RIGHTS OF MEMBERS TO CAPITAL.

                  No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

         5.3 CAPITAL ACCOUNTS.

                  (a) The Company shall maintain a separate Capital Account for each Member.

                  (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting such Member's initial contribution to the capital of the Company.

                  (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6.

                  (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.8 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.6 hereof.

         5.4 ALLOCATION OF NET PROFIT AND NET LOSS.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

         5.5 ALLOCATION OF CERTAIN EXPENDITURES.

                  Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

         5.6 RESERVES.

                  (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Advisor or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

                  (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

                  (c) If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the

Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         5.7 TAX ALLOCATIONS.

                  For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation ss. 1.704-1(b)(2)(ii)(d).

                  If the Company realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to
Article IV, the Board of Managers, in its sole discretion, may allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of its withdrawal, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to its Positive Basis as of the effective date of such repurchase.

         5.8 DISTRIBUTIONS.

                  The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

         5.9 WITHHOLDING.

                  (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

                  (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess.

                  (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

                           ---------------------------

         6.1 DISSOLUTION.

                  The Company shall be dissolved:

                     (1) upon the affirmative vote to dissolve the Company by: (i) the Board of Managers or
                          (ii) Members holding at least two-thirds
                          (2/3) of the total number of votes eligible
                          to be cast by all Members;

                     (2)  upon the failure of Members to elect a
                          successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                     (3) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company; or

                     (4)  as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

         6.2 LIQUIDATION OF ASSETS.

                  (a) Upon the dissolution of the Company as provided in
Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                           (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a pro rata basis;

                           (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

                           (3) the Members shall next be paid on a pro rata basis in accordance with their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the

                                 Fiscal Period ending on the date of the
                                 distributions under this Section 6.2(a)(3).

                  (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                          -----------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                          -----------------------------

         7.1 ACCOUNTING AND REPORTS.

                  (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

                  (b) After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

                  (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2 DETERMINATIONS BY THE BOARD OF MANAGERS.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board of Managers may make such adjustments to the computation of Net Profit, Net Loss or any components comprising either of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

         7.3 VALUATION OF ASSETS

                  (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The Company will value interests in Investment Funds not managed by the Subadvisors at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

                  (c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                          -----------------------------

         8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

                  (b) Any amendment that would:

                           (1) increase the obligation of a Member to make any
                               contribution to the capital of the Company;

                           (2) reduce the Capital Account of a Member other than
                               in accordance with Article V; or

                           (3) modify the events causing the dissolution of
                               the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

                  (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.01 shall specifically include the power to:

                           (1) restate this Agreement together with any
                               amendments hereto that have been duly
                               adopted in accordance herewith to
                               incorporate such amendments in a single, integrated document;

                           (2) amend this Agreement (other than with
                               respect to the matters set forth in Section
                               8.1(b) hereof) to effect compliance with any applicable law or regulation, including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act of 1956, as amended, or other U.S. banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                           (3) amend this Agreement to make such changes as
                               may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

                  (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2 SPECIAL POWER OF ATTORNEY.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                           (1)  any amendment to this Agreement that
                                complies with the provisions of this
                                Agreement (including the provisions of
                                Section 8.1 hereof);

                           (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                           (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                           (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                           (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

         8.3 NOTICES.

                  Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Advisor, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         8.5 APPLICABILITY OF 1940 ACT AND FORM N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

         8.6 CHOICE OF LAW; ARBITRATION.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

                  (B) UNLESS OTHERWISE AGREED IN WRITING, EACH MEMBER
AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN MEMBERS OR ONE OR MORE MEMBERS AND THE COMPANY TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTANDS THAT:

                           (1) ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                           (2) THEY ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN
                               COURT, INCLUDING THE RIGHT TO A JURY TRIAL;

                           (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE
                               LIMITED AND DIFFERENT FROM COURT PROCEEDINGS;

                           (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO
                               INCLUDE FACTUAL FINDINGS OR LEGAL REASONING
                               AND A PARTY'S RIGHT TO APPEAL OR TO SEEK
                               MODIFICATION OF RULINGS BY ARBITRATORS IS
                               STRICTLY LIMITED; AND

                           (5) THE PANEL OF ARBITRATORS WILL TYPICALLY
                               INCLUDE A MINORITY OF ARBITRATORS WHO WERE
                               OR ARE AFFILIATED WITH THE SECURITIES
                               INDUSTRY.

                  (C) ALL CONTROVERSIES THAT MAY ARISE AMONG MEMBERS AND
ONE OR MORE MEMBERS AND THE COMPANY CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN NEW YORK CITY IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TO THE FULLEST EXTENT PERMITTED BY LAW. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE DETERMINED BEFORE AND IN ACCORDANCE WITH THE RULES THEN OBTAINING OF EITHER THE NEW YORK STOCK EXCHANGE, INC. (THE "NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), AS THE MEMBER OR ENTITY INSTITUTING THE ARBITRATION MAY ELECT. IF THE NYSE OR NASD DOES NOT ACCEPT THE ARBITRATION FOR CONSIDERATION, THE ARBITRATION SHALL BE SUBMITTED TO, AND DETERMINED IN ACCORDANCE WITH THE RULES THEN OBTAINING OF, THE CENTER FOR PUBLIC RESOURCES, INC. IN NEW YORK CITY. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. ANY NOTICE OF SUCH ARBITRATION OR FOR THE CONFIRMATION OF ANY AWARD IN ANY ARBITRATION SHALL BE SUFFICIENT IF GIVEN IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

                  (D) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS
ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

         8.7 NOT FOR BENEFIT OF CREDITORS.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         8.8 CONSENTS.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

         8.9 MERGER AND CONSOLIDATION.

                  (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

         8.10 PRONOUNS.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

         8.11 CONFIDENTIALITY.

                  (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

                  (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

                  (c) Each Member recognizes that in the event that this
Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

         8.12 CERTIFICATION OF NON-FOREIGN STATUS.

                  Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

         8.13 SEVERABILITY.

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         8.14 FILING OF RETURNS.

                  The Board of Managers or its designated agent shall prepare and file, or cause the Administrator or accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

         8.15 TAX MATTERS PARTNER.

                  (a) A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of
Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

                  (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

         8.16 SECTION 754 ELECTION.

                  In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

         EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             MANAGERS:

                             ---------------------------------------
                             Name: Gene M. Bernstein

                             ---------------------------------------
                             Name: Stephen V. Murphy

                             ---------------------------------------
                             Name: Victor F. Imbimbo, Jr.

                             ---------------------------------------
                             Name: Stephen C. Hassenfelt


                             ORGANIZATIONAL MEMBER:


                             ---------------------------------------
                             Name: Stephen C. Hassenfelt

                             MEMBERS:

                             Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

                           PART C -- OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (1)  Financial Statements:

          As Registrant has no assets, financial statements are omitted.

     (2)  Exhibits:

          (a)  (1) Certificate of Formation of Limited Liability Company.

               (2) Form of Limited Liability Company Agreement. See Appendix A of Registrant's Confidential Memorandum, which is included in this Registration Statement.

          (b)  Not Applicable.

          (c)  Not Applicable.

          (d)  SEE Item 24(2)(a)(2).

          (e)  Not Applicable.

          (f)  Not Applicable.

          (g)  Investment Advisory Agreement.*

          (h)  Not Applicable.

          (i)  Not Applicable.

          (j)  Custody Agreement.*

          (k)  Administration, Accounting and Investor Services Agreement.*

          (l)  Not Applicable.

          (m)  Not Applicable.

          (n)  Not Applicable.

          (o)  Not Applicable.

          (p)  Not Applicable.

          (q)  Not Applicable.

          (r)  Code of Ethics.*

ITEM 25. MARKETING ARRANGEMENTS

     Not Applicable.

---------

* To be filed by amendment.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     All figures are estimates:

         Blue Sky Fees and Expenses (including fees
           of counsel)......................................  $  10,000
         Transfer Agent fees................................        N/A
         Accounting fees and expenses.......................     10,000
         Legal fees and expenses............................    125,000
         Printing and engraving.............................        N/A
         Offering Expenses..................................        N/A
         Miscellaneous......................................      5,000
                                                               --------
                                                               $150,000
                                                               ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     Title of Class                            Number of Record Holders
     --------------                            ------------------------
     Limited Liability Company Interests       1 (Registrant anticipates that as
                                               a result of the initial private
                                               offering of interests there will
                                               be more than 100 record holders
                                               of such interests.)

ITEM 29. INDEMNIFICATION

     Reference is made to Section 3.7 of Registrant's Form of Limited Liability Company Agreement (the "Company Agreement") filed as Exhibit 2(a)(2) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the NCT Opportunities, Inc. (the "Adviser") and Registrant's Managers, maintains insurance on behalf of any person who is or was an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Confidential Memorandum in the section entitled "THE ADVISOR AND U.S. TRUST CORPORATION."

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Administrator maintains certain required accounting related and financial books and records of Registrant at J.D. Clark & Co., One Praesideo Place, Suite 200, 1590 West Park Circle, Pleasant View, Utah 84404. The other required books and records are maintained by the Adviser at U.S. Trust Center, 301 North Elm Street, Greensboro, North Carolina 27402.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     Not Applicable.

                                    FORM N-2

                      EXCELSIOR HEDGE FUND OF FUNDS I, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, and State of North Carolina, on the 23rd day of August, 2000.


                                            EXCELSIOR HEDGE FUND OF FUNDS I, LLC


                                            By: /s/
                                                --------------------------------
                                                Name:  Stephen C. Hassenfelt
                                                Title: Principal Manager

                                    FORM N-2

                      EXCELSIOR HEDGE FUND OF FUNDS I, LLC

                                  EXHIBIT INDEX


Exhibit Number                      Document Description
--------------                      --------------------

      (a)  (1) Certificate of Formation of Limited Liability Company.

           (2) Form of Limited Liability Company Agreement. See Appendix A of Registrant's Confidential Memorandum, which is included in this Registration Statement.

      (b)  Not Applicable.

      (c)  Not Applicable.

      (d) Form of Limited Liability Company Agreement. See Appendix A of Registrant's Confidential Memorandum, which is included in this Registration Statement.

      (e)  Not Applicable.

      (f)  Not Applicable.

      (g)  Investment Advisory Agreement.*

      (h)  Not Applicable.

      (i)  Not Applicable.

      (j)  Custody Agreement.*

      (k)  Administration, Accounting and Investor Services Agreement.*

      (l)  Not Applicable.

      (m)  Not Applicable.

      (n)  Not Applicable.

      (o)  Not Applicable.

      (p)  Not Applicable.

      (q)  Not Applicable.

      (r)  Code of Ethics.

--------

* To be filed by amendment.